Fundamental Family of Funds

                                                                  March 12, 1999

Dear Shareholder:

      Let me begin by acknowledging that 1998 was a tumultuous year both in the markets and within the Fundamental Funds. Domestically our economy has weathered incredible political upheaval while generating outstanding growth with minimal inflation. With a continuously vigilant Federal Reserve prepared to act at the first sign of renewed inflation, the bond markets gingerly marched to lower levels throughout the first half of 1998.

      Moreover, a strong equity market, solid domestic growth and falling interest rates appeared to offer the best of all worlds. However, the true international dependency of world economies was never so apparent as during the effective meltdown of the Russian and Asian economies during the 3rd quarter of 1998. These developments sent shock waves through both the European and US markets. We continue to suffer aftershocks as weak economies around the globe generate concern regarding how long the U.S. economy can remain vibrant and insulated from these events.

      These events eased any concern the market may have had regarding Fed tightening and in fact set the stage for a series of rate cuts, driving long term interest rates down below 5% for the first time in thirty years. The bond markets reached yield levels of 4.72% in early October, but have steadily inched higher since that point.

      The result of all these forces is a bond market at historically low levels, minimal inflation, a strong stock market, solid economic growth, and a balanced federal budget. With these conditions in place, now the markets ask:
How long can this last?

      In the midst of all this market activity, the Fundamental Funds experienced incredible upheaval of its own. The discontinuance of management agreements with one advisor and the decision to abandon a reorganization plan with another, coupled with changes in Board membership, led to inconsistent management and performance. The Funds across the board suffered.

      Cornerstone Equity Advisors, Inc. was selected as interim manager on September 29, 1998. Cornerstone's intentions are to bring to the Funds improved and stable performance, a professionalism in behavior and a commitment to expense reduction. The opportunity for a fresh start is upon us and we look forward to working for you in 1999.

      Let me thank you for your trust and support.

Sincerely,


/s/ Stephen C. Leslie

Stephen C. Leslie
President

                               NEW YORK MUNI FUND

                                                                  March 12, 1999

Dear Shareholder:

      During 1998, New York's economy continued to improve, driven in large measure by falling interest rates and steady job growth. Wall Street continued to play a significant role in the local New York City economy. Improved financial conditions also led to the continued credit improvement of New York issuers. Once again, New York was the leading issuer of municipal bond debt in the nation.

      New York Muni Fund performed poorly again in 1998, as its total return was (2.69)% for the year. Continued regulatory investigations, higher than normal professional fees, resulting from management upheaval and the instability of not having a permanent investment advisor in place, contributed significantly to this performance. Additionally, an inordinate dependence on inverse floaters (derivatives), by prior management, created a riskier portfolio than Cornerstone deem appropriate.

      Throughout the fourth quarter, we attempted to improve both the quality of the portfolio by raising the percentage of AAA bonds, raising the coupon structure and reducing our dependency on derivatives. These measures will reduce the risk profile of the portfolio and may improve income. Cornerstone has begun to turn around a difficult situation, and 1999 should bring positive changes.

Sincerely,


/s/ Stephen C. Leslie

Stephen C. Leslie
President

                       ---------------------------------
                               New York Muni Fund
                       ---------------------------------
                           Average Annual Total Return
                                Ended on 12/31/98
                       ---------------------------------
                           1 Year   5 Year   10 Year
                       ---------------------------------
                           (2.69)%  (3.47)%   2.86%
                       ---------------------------------

  [The following table was depicted as a line graph in the printed material.]

           Lehman
           Brothers                                          New York
           Municipal                Consumer                 Muni
           Bond Index*              Price Index              Fund

           $22,024                  $13,562                  $13,250

Past performance is not predictive of future performance.

The above illustration compares a $10,000 investment made in the New York Muni Fund on 12/31/88 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in New York municipal securities and its performance takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the market. The Index does not take into account fees and expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Fund's Prospectus and elsewhere in this report.

* Source: Lehman Brothers.

The Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

NEW YORK MUNI FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
--------------------------------------------------------------------------------

ASSETS
  Investments, at value
    (Note 4) (cost $117,857,875) ................................  $112,912,321
                                                                   ------------
    Cash ........................................................       792,299
    Interest receivable .........................................     2,194,163
    Fund shares sold ............................................        12,334
                                                                   ------------
        Total assets ............................................   115,911,117
                                                                   ------------
LIABILITIES
    Loans payable (Note 6) ......................................    17,694,000
    Fund shares redeemed ........................................    35,919,613
    Investment securities purchased .............................     1,547,501
    Dividend payable ............................................        31,148
    Accrued expenses ............................................       191,790
                                                                   ------------
        Total liabilities .......................................    55,384,052
                                                                   ------------
NET ASSETS consisting of:
    Accumulated net realized loss ............  $(22,260,297)
    Unrealized depreciation of investments ...    (4,945,554)
    Paid-in-capital applicable to
       74,796,787 shares of $.01
       par value capital stock (Note 5) ......    87,732,916
                                                ------------
                                                                   $ 60,527,065
                                                                   ============
NET ASSET VALUE PER SHARE .......................................          $.81
                                                                           ====

STATEMENT OF OPERATIONS
Year ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income................................................  $ 6,266,727
EXPENSES (Notes 2 and 3)
  Management fees.............................  $    500,696
  Custodian and fund accounting fees .........       135,093
  Transfer agent fees.........................       256,643
  Professional fees...........................       565,937
  Administration fees.........................       136,953
  Directors' fees.............................        25,129
  Printing and postage........................        11,174
  Interest....................................     1,095,532
  Operating expenses on
    defaulted bonds...........................        89,149
  Distribution fees...........................       177,718
  Other.......................................        78,214
                                                ------------
        Total expenses.........................    3,072,238

  Less:
    Expenses paid indirectly (Note 8) ........          (990)
    Expenses waived...........................       (51,200)
                                                ------------
        Net expense..............................................     3,020,048
                                                                   ------------
        Net investment income....................................     3,246,679
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized gain (loss) on:
    Investments...............................     2,136,643
    Futures and options on futures ...........      (112,180)
                                                ------------
                                                                      2,024,463
  Net change in unrealized depreciation
    of investments............................      (271,695)
                                                ------------
  Net gain on investments .......................................     1,752,768
                                                                   ------------
NET INCREASE IN NET ASSETS
FROM OPERATIONS..................................................   $ 4,999,447
                                                                   ============

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               Year Ended       Year Ended
                                                                               December 31,     December 31,
                                                                                   1998             1997
                                                                              -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
   Net investment income ..................................................   $   3,246,679    $   2,899,806
   Net realized gain (loss) of investments ................................       2,024,463       (2,367,322)
   Net change in unrealized appreciation (depreciation) on investments ....        (271,695)       5,608,133
                                                                              -------------    -------------
            Net increase in net assets from operations ....................       4,999,447        6,140,617
DISTRIBUTIONS:
   Distributions from investment income ...................................      (3,252,079)      (2,899,806)
   Distributions in excess of net investment income .......................              --          (27,444)
   Return of capital distribution .........................................              --         (551,666)
   Distributions from net realized gain from investments ..................              --          (24,556)
   CAPITAL SHARE TRANSACTIONS (Note 5) ....................................     (75,815,710)     (64,787,531)
                                                                              -------------    -------------
            Total decrease ................................................     (74,068,342)     (62,150,386)
NET ASSETS:
   Beginning of year ......................................................     134,595,407      196,745,793
                                                                              -------------    -------------
   End of year ............................................................   $  60,527,065    $ 134,595,407
                                                                              =============    =============


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

STATEMENT OF CASH FLOWS
Year Ended December 31, 1998
--------------------------------------------------------------------------------

Increase (Decrease) in Cash
Cash Flows From Operating Activities

 Net increase to net assets from operations .................   $     4,999,447
 Adjustments to reconcile net increase in net assets from
   operations to net cash provided by operating activities:
   Purchase of investment securities ........................      (908,018,520)
   Proceeds on sale of securities ...........................       912,669,891
   Premiums received for options written ....................           262,839
   Premiums paid to close options written ...................          (212,746)
   Increase in interest receivable ..........................          (709,896)
   Decrease in accrued expenses .............................          (200,714)
   Net accretion of discount on securities ..................          (240,743)
   Net realized gain:
     Investments ............................................        (2,136,643)
     Options written ........................................           (50,093)
   Unrealized depreciation on securities ....................           271,695
                                                                ---------------
       Net cash provided by operating activities ............         6,634,517
                                                                ---------------
Cash Flows From Financing Activities:*
   Decrease in loans payable ................................       (20,483,582)
   Proceeds on shares sold ..................................     1,911,989,479
   Payment on shares repurchased ............................    (1,896,049,541)
   Cash dividends paid ......................................        (1,298,574)
                                                                ---------------
       Net cash used in financing activities ................        (5,842,218)
                                                                ---------------
       Net increase in cash .................................           792,299
Cash at beginning of year ...................................                 0
                                                                ---------------
Cash at end of year .........................................   $       792,299
                                                                ===============

--------------
* Non-cash financing activities not included herein consist of reinvestment of dividends of $1,949,801.
      Cash payments for interest expense totaled $956,715.


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

STATEMENT OF INVESTMENTS
December 31, 1998
--------------------------------------------------------------------------------

  Principal
   Amount                                             Issue!!!                                     Type!    Rating!!        Value
  ---------                                           --------                                     -----    --------        -----
$ 1,000,000+   Amherst NY Industrial Development Agency Lease Rev, SurfaceRink Complex,
                  LOC Keyhawk, 5.65%, 10/01/22.................................................... FCLT    A           $ 1,045,838
  8,650,000+   First Albany Corporation Municipal Trust Certificate Series 98-1, IFRN*, AMBAC,
                  7.63%, 07/01/24................................................................. LRIB    Not Rated     8,732,011
                  (Trust Certificates relating to NY MTA Ser B, AMBAC, 5.13%, 07/01/24)
    500,000    Long Island Power Authority, New York Electrical Systems Revenue Bond,
                  Series A, 5.25%, 12/01/26....................................................... FCLT    A-              503,823
  3,500,000    Long Island Power Authority, New York Electrical Systems Revenue Bond,
                  Series A, 5.50%, 12/01/29....................................................... FCLT    A-            3,597,965
  1,900,000    Long Island Power Authority, New York Electrical Systems Revenue Bond,
                  Series 6, 3.90%, 05/01/33....................................................... FCSI    AA            1,900,000
  5,955,000+   MTA, New York Commuter Facilities Revenue Bond
                  Series A, 5.25%, 07/01/28....................................................... FCLT    A-            6,021,660
    300,000    MTA, NY Transportation Facilities Rev SVC Contract
                  Series 8, 5.38%, 07/01/21....................................................... FCLT    A-              307,749
  2,300,000    Nassau County, NY, IDA Cold Spring Harbor Lab Project
                  LOC Morgan Guaranty Trust, 4.00%, 07/01/19...................................... FCSI    AA+           2,300,000
  1,100,000    New York, NY, GO Series A-5, LOC KBC Bank N.V.
                  4.00%, 08/01/16................................................................. FCSI    AA-           1,100,000
 14,600,000x   New York, NY, Inverse Floating Rate Notes*
                  5.25%, 08/15/17................................................................. INLT    A-           14,984,140
  2,100,000    New York, NY, GO Series B, SPA Rabobank Nederland
                  4.00%, 08/15/18................................................................. FCSI    Aaa           2,100,000
  1,000,000    New York, NY, GO Series E-4, LOC State Street Bank & Trust Co.
                  4.00%, 08/01/21................................................................. FCSI    AA            1,000,000
    500,000    New York NY Series B, 5.25%,0 8/01/15.............................................. FCLT    A-              510,979
  2,500,000+   New York, NY, IDA, IDR, Brooklyn Navy Yard Cogen Partners
                  5.75%, 10/01/36................................................................. FCLT    BBB-          2,579,555
    300,000    New York City, MWFA, Water &Sewer Systems Rev, FGIC
                  Series C, 4.00%, 06/15/23....................................................... FCSI    Aaa             300,000
  2,000,000    New York City, MWFA, Water &Sewer Systems Rev, FGIC
                  Series G, 4.00%, 06/15/24....................................................... FCSI    Aaa           2,000,000
  1,100,000    New York City, MWFA, Water &Sewer Systems Rev
                  Residual Int Tr Rcpts, Series 29, SPA Lehman Brothers, 3.60%, 06/15/30 ......... FCSI    Aaa           1,100,000
  6,700,000+   New York City, MWFA, Water &Sewer Systems Rev
                  Residual Int Tr Rcpts, Series 29, FGIC Insured, 7.20%, 06/15/30................. LRIB    Aaa           6,732,160
  2,300,000    New York, NY, Cultural Revenue Bond, Solomon R Guggenheim Foundation
                  4.00%, 12/01/15................................................................. FCSI    Aa            2,300,000
  1,300,000    New York, NY, IDA, Civic Facility Revenue, LOC Credit Local De France
                  4.00%, 12/01/14................................................................. FCSI    Aa            1,300,000
  2,200,000+   New York State, DAR, Department of Health
                  5.50%, 07/01/25................................................................. FCLT    A             2,263,941
  1,300,000    New York State, DAR, Bishop Henry B Hucles Nursing Home
                  5.63%, 02/15/18................................................................. FCLT    Aa1           1,368,401
  2,000,000+   New York State, DAR, Mental Health Series E, AMBAC,
                  5.25%, 02/15/18................................................................. FCLT    Aaa           2,037,628
  1,950,000+   New York State, DAR, St. Vincent DePaul Residence, LOC Allied Irish
                  Banks PLC, 5.30%, 07/01/18...................................................... FCLT    Aa3           2,014,490
  7,000,000    New York State, DAR, TRS 27, LOC Bank of New York
                  3.90%, 07/01/24................................................................. FCSI    Aaa           7,000,000
  4,500,000+   New York State, DAR, City University System Residual Int Tr Recpts 27,
                  MBIA Insured, Liquidity The Bank of New York, 7.70%, 07/01/24................... LRIB    Aaa           5,090,715

NEW YORK MUNI FUND

December 31, 1998
--------------------------------------------------------------------------------

  Principal
   Amount                                             Issue!!!                                     Type!    Rating!       Value
  ---------                                           --------                                     -----    -------       -----
  $ 13,460,000+   New York State, DAR, City University System Residual Int Tr Recpts 28,
                     AMBAC Insured, Liquidity The Bank of New York, 8.16%, 07/01/25............... LRIB    Aaa        $ 14,441,920
       500,000    New York State, DAR, Eger Health Care Center, FHA 232,
                     5.10%, 02/01/28.............................................................. FCLT    Aaa             503,346
     2,000,000+   New York State, DAR, FHA, Highland Hospital Rochester
                     Series A, MBIA Insured, 5.45%, 08/01/37...................................... FCLT    Aaa           2,067,174
     1,445,000    New York State, DAR, SPL, ACT, School District Programs
                     FSA Insured, 5.50%, 07/01/16................................................. FCLT    Aaa           1,508,823
     1,505,000    New York State, DAR, 4201 School District Programs
                     5.25%, 07/01/15.............................................................. FCLT    Baa1          1,532,650
     2,200,000    New York State Energy Research & Development Authority, Pollution Control Rev
                     LOC Morgan Guaranty Trust, 3.95%, 06/01/29................................... FCSI    Aa3           2,200,000
     9,805,000x#  Niagara County NY, IDA Falls Street Faire Project AMT, 10.00% 09/01/06
                     (see Note 4 to Financial Statements)......................................... FCSI    NR            3,509,700
     5,870,000x#  Niagara Falls NY, URA, Old Falls Street Improvement Project, 11.00% 05/01/09
                     (see Note 4 to Financial Statements)......................................... FCSI    NR            2,101,167
     1,000,000    Otsego County, NY, Industrial Development Agency, Civic Facility Revenue, FSA,
                     Aurelia Osborn Fox Memorial Hospital Series A, 5.35%, 10/01/17............... FCLT    Aaa           1,030,735
      6,50,000    Puerto Rico Commonwealth GO, Capital Appreciation,
                     Public Improvement, 07/01/16................................................. FCLT    A             2,824,426
     1,000,000    Suffolk County, NY, IDA, IDR Nissequogue Cogen Partners Fac.
                     5.50%, 01/01/23.............................................................. FCLT    Not Rated     1,001,325
                                                                                                                      ------------
                             Total Investments (Cost $117,857,875**)..............................                    $112,912,321
                                                                                                                      ============

* Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or value of an index. Rates shown are at December 31, 1998.

**    Cost for Federal income tax purposes is $118,436,167.

# The value of these non-income producing securities has been estimated by persons designated by the Fund's Board of Directors using methods the Director's believe reflect fair value. See Note 4 to the financial statements.

x The Fund, or its affiliates, owns 100% of the security. See Note 4 to the financial statements.

+ $57,027,092 market value of securities are segregated in whole or in part as collateral securing a line of credit.

Legend

   !Type       FCLT        --Fixed Coupon Long Term
               FCSI        --Fixed Coupon Short or Intermediate Term
               LRIB        --Residual Interest Bond Long Term
               INLT        --Indexed Inverse Floating Rate Bond Long Term

   !!Ratings   If a security has a split rating the highest applicable rating is used, including published ratings on identical credits for individual securities not individually rated.
               NR--Non Rated

               Not Rated - Issues which are not rated have not sought out the rating of a recognized rating service.

   !!!Issue    AMBAC       American Municipal Bond Assurance Corporation
               AMT         Alternative Minimum Tax
               CAB         Capital Appreciation Bond
               CFR         Civic Facility Revenue
               COP         Certificates of Participation
               DAR         Dormitory Authority Revenue
               ECF         Educational Construction Fund
               EFC         Environmental Facilities Corp.
               ETM         Escrowed to Maturity
               FGIC        Financial Guaranty Insurance Corporation
               FHA         Federal Housing Administration
               FSA         Financial Security Association
               GO          General Obligation
               HDA         Housing Development Agency
               HFA         Housing Financing Agency
               HIC         Hospital Improvement Corporation
               IDA         Industrial Development Authority
               ITEMECF     Industrial, Tourist, Education, Medical and
                           Environmental Control Facilities
               LOC         Letter of Credit
               MBIA        Municipal Bond Insurance Assurance Corporation
               MCF         Medical Care Facilities
               MCFFA       Medical Care Facilities Finance Agency
               MTA         Metropolitan Transit Authority
               MWFA        Municipal Water Finance Authority
               NHRB        Nursing Home Revenue Bond
               RB          Revenue Bond
               RDA         Research and Development Authority
               SWMA        Solid Waste Management Authority
               URA         Urban Renewal Authority


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1998
--------------------------------------------------------------------------------

1. Significant Accounting Policies

      New York Muni Fund (the Fund) is a series of Fundamental Funds, Inc. (the "Company"). The Company is an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks to provide a high level of income that is excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes. The Fund intends to achieve its objective by investing substantially all of its total assets in municipal obligations of New York State, its political subdivisions and its duly constituted authorities and corporations. The Fund employs leverage in attempting to achieve this objective. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

            Valuation of Securities--The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's directors, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Municipal daily or weekly variable rate demand instruments will be priced at par value plus accrued interest. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's directors using methods which the directors believe reflect fair value.

            Futures Contracts and Options Written on Future Contracts--Initial margin deposits with respect to these contracts are maintained by the Fund's custodian in segregated asset accounts. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received as daily appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

            Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

            Distributions--The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of Directors. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

            General--Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net operating expenses incurred on properties collateralizing defaulted bonds are charged to operating expenses as incurred. Costs incurred to restructure defaulted bonds are charged to realized loss as incurred.

            Accounting Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NEW YORK MUNI FUND

December 31, 1998
--------------------------------------------------------------------------------

2. Investment Advisory Fees, Other Transactions with Affiliates

      Management Agreement

      The Series had a Management Agreement with Fundamental Portfolio Advisors ("FPA") until May 31, 1998. Effective June 1, 1998, the Board of Directors terminated the agreement with FPA, and selected Tocqueville Asset Management L.P. ("TAM") as the initial interim manager. TAM served as interim manager from June 1, 1998 through September 28, 1998. Effective September 29, 1998, Cornerstone Equity Advisors, Inc. ("Cornerstone") agreed to act as interim manager for the Series, pending shareholder approval of a new management agreement with Cornerstone. Pursuant to the agreement, the investment adviser to the Series is responsible for the overall management of the business affairs and assets of the Series, subject to the authority of the Fund's Board of Directors. In consideration for the services provided under the agreements the Series paid FPA and TAM an annual management fee in an amount equal to .50% of the Series' average daily net assets up to $100 million, and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. Cornerstone is seeking shareholder ratification of fees for its 1998 services to the Series. If ratified by shareholders, Cornerstone will receive fees of $32,727.52 for the period November 30, 1998 through December 31, 1998. TAM earned fees of $180,063 for the period June 1, 1998 through September 28, 1998. Total management fees for the year ended December 31, 1998 are set forth in the Statement of Operations. See Note 9 regarding subsequent events.

      Plan of Distribution

      The Series has adopted a Distribution and Marketing Plan, pursuant to Rule 12b-1, promulgated under the Investment Company Act of 1940, under which the Series paid Fundamental Service Corporation ("FSC"), an affiliate of FPA, the former manager, a fee which accrued daily and paid monthly at an annual rate of
 .50% of the Series' average daily net assets. Amounts paid under the plan were to compensate FSC for the services it provided and the expenses it bore in distributing the Series' shares to investors. On June 1, 1998, the Board of Directors ceased authorizing payments to be paid pursuant to the plan. FSC waived fees and reimbursed expenses of $51,200 for the five month period ended May 31, 1998. The amount incurred by the Series pursuant to the agreement for the year ended December 31, 1998 is set forth in the Statement of Operations.

      Indemnification Payments to Affiliates

      FPA and FSC (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from three of the funds in the Fundamental Family of Funds for attorneys' fees incurred by them in defending certain proceedings. Upon learning of the payments, the Independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an independent legal counsel to the effect that the Indemnitees are entitled to receive them. The Articles of Incorporation and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnitees have undertaken to reimburse the Fundamental Family of Funds for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Funds in the form of fees forgone or other similar payments. FPA and FSC waived fees during the year ended December 31, 1997, and have asserted that they elected to forgo these fees because the Fundamental Family of Funds were paying legal expenses pursuant to indemnification. Pending clarification of the legal issues involved, the indemnitees have placed into an escrow account $106,863 as of April 30, 1998. The independent Directors instructed FPA to escrow the full amount incurred by the Fundamental Family of Funds of approximately $287,000. In addition the Board of Directors has not authorized the payment of management fees in the amount of $76,000 prior to the termination of the management agreements between FPA and the Fundamental Family of Funds. See Note 9 regarding subsequent events.

3. Directors' Fees

      All of the Directors of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Director who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Directors also received additional compensation for special services as requested by the Board.

NEW YORK MUNI FUND

December 31, 1998
--------------------------------------------------------------------------------

4. Complex Securities, Concentrations of Credit Risk, and Investment
   Transactions

      Inverse Floating Rate Notes (IFRN):

      The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a "leverage factor" whereby the interest rate moves inversely by a "factor" to the benchmark rate. For example, the rates on the inverse floating rate note may move inversely at three times the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

      Concentration of Credit Risk and Transactions in Defaulted Bonds:

      The Fund owned 100% of two Niagara Falls Industrial Development Agency bonds ("IDA Bonds") due to mature on September 1, 2006, and 98.3% of a Niagara Falls New York Urban Renewal Agency 11% bond ("URA Bond") due to mature on May 1, 2009 which are in default. The IDA Bonds are secured by commercial retail and office buildings known as the Falls Street Faire and Falls Street Station Projects ("Projects"). The URA Bond is secured by certain rental payments from the Projects.

      The Fund, through its investment banker and manager, negotiated the sale of the Falls Street Station project. The net proceeds received on the sale of approximately $2,800,000 were accounted for as a pro rata recovery of principal of each of the bonds. The remaining principal value of the Fall Street Station IDA Bond of approximately $3,887,000 was charged to realized loss on investments.

      The remaining two securities are being valued under methods approved by the Board of Directors. The aggregate value of these securities is $5,610,867 (35.8% to their aggregate face value of $15,675,000). There is uncertainty as to the timing of events and the subsequent ability of the Projects to generate cash flows sufficient to provide repayment of the bonds. No interest income was accrued on these bonds during the year ended December 31, 1998. The Fund through its investment banker, engaged a property manager to maintain the Projects on its behalf, and the Fund is paying the net operating expenses of the Project. Net operating expenses related to the Projects for the year ended December 31, 1998 are disclosed in the statement of operations, and cumulatively from October 6, 1992 to December 31, 1998 totaled approximately $773,778.

      Additionally, the Fund owns 100% of securities as indicated in the Statement of Investments. As a result of its ownership position there is no active trading in these securities. Valuations of these securities are provided by a pricing service and are believed by the Manager to reflect fair value. The market value of securities owned 100% by the Fund was approximately $20,595,007 (34% of net assets) at December 31, 1998.

      Other Investment Transactions:

      During the year ended December 31, 1998, purchases and sales of investment securities, other than short-term obligations, were $353,317,191 and $384,569,892, respectively. There were no purchases or sales of long-term U.S. Government securities.

      As of December 31, 1998 net unrealized depreciation of portfolio securities on a federal income tax basis amounted to $5,523,845 composed of unrealized appreciation of $4,058,326 and unrealized depreciation of $9,582,171.

      The Fund has capital loss carryforwards available to offset future capital gains as follows:

                           Amount              Expiration
                           ------              ----------
                        $16,478,000         December 31, 2002
                          3,430,000         December 31, 2004
                          2,233,000         December 31, 2005
                        -----------
                        $22,141,000
                        ===========

NEW YORK MUNI FUND

December 31, 1998
--------------------------------------------------------------------------------

5. Capital Stock

      As of December 31, 1998 there were 500,000,000 shares of $.01 par value capital stock authorized. Transactions in capital stock were as follows:

                                             Year Ended                           Year Ended
                                         December 31, 1998                     December 31, 1997
                                ----------------------------------    ----------------------------------
                                     Shares             Amount             Shares             Amount
                                ---------------    ---------------    ---------------    ---------------
Shares sold .................     2,233,068,385    $ 1,853,855,695      2,692,167,470    $ 2,280,916,160
Shares issued on reinvestment
  of dividends ..............         2,349,700          1,949,801          3,788,810          3,223,013
Shares redeemed .............    (2,317,457,670)    (1,931,621,206)    (2,765,077,644)    (2,348,926,704)
                                ---------------    ---------------    ---------------    ---------------
Net (decrease) ..............       (82,039,585)   $   (75,815,710)       (69,121,364)   $   (64,787,531)
                                ===============    ===============    ===============    ===============

6. Line of Credit

      The Fund has a line of credit agreement with a bank collateralized by portfolio securities. At December 31, 1998, $17,694,000 was outstanding under this line of credit and interest accrues at the banks' prime rate (6.25%) at December 31, 1998). Additionally, the Fund has a temporary arrangement in place with its custodian bank whereby overdrafts of the Fund's custody account are charged interest at the banks' prime rate. There was no overdraft outstanding at December 31, 1998.

7. Termination of Agreement

      On August 12, 1998, each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) abandoned and terminated an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") would have transfered all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust.

8. Expenses Paid Indirectly

      The Fund has an arrangement with its custodian whereby credits earned on cash balances maintained at the custodian are used to offset custody charges. These credits amounted to $990 for the year ended December 31, 1998.

9. Subsequent Events

      On February 12, 1999, the Fundamental Boards directed Cornerstone to place a substantial portion of any consulting and licensing fee payments to Lance M. Brofman ("Brofman") in escrow in order to satisfy FPA's 1998 and 1999 payment obligations to members of a Settlement Class. The "Settlement Class" consists of persons and entities that purchased shares of the Series from January 1, 1992 through and including April 15, 1994; Fundamental U.S. Government Strategic Income Fund from March 2, 1992 through and including August 11, 1994; and The California Muni Fund from January 1, 1993 through and including July 31, 1994. Cornerstone is required to place into an escrow account for the benefit of the Settlement Class, out of the amounts it would otherwise pay Brofman under certain Consulting and Licensing Agreements, 831/3% of any payments to Brofman until such time as FPA's 1998 and 1999 payments obligations to the Settlement Class, each in the amount of $102,115, have been paid. On February 12, 1999, the Fundamental Boards also authorized the release of $176,157 from an escrow account and from amounts withheld for payment to FPA pursuant to an agreement with Brofman and FPA, the provisions of which provide for, among other things, the immediate payment by FPA into an escrow account for the benefit of members of the Settlement Class. The $176,157 released represented the sum of: (i) $106,863, the amount previously escrowed by Vincent J. Malanga on behalf of FPA, FSC and certain of their directors, officers, shareholders, employees and control persons, following a demand therefor by the Fundamental Funds' Independent Board Members, and (ii) $69,294, the amount of management fees withheld for payment to FPA pursuant to action previously taken by the Fundamental Funds' Independent Board Members.

      On March 12, 1999, the shareholders of the Fund voted to approve Cornerstone as the Fund's investment adviser, and approved the payment of management fees earned by Cornerstone during its tenure as interim investment adviser. Additionally, the shareholders voted to elect five new members to serve on the Board of Directors. Separately, the Board of Directors voted to change the name of the Fund entity to Cornerstone Funds, Inc., and the name of the Fund to Cornerstone New York Muni Fund.

      On March 31, 1999, the Fund's Board of Directors approved reimbursing Cornerstone for its costs incurred while acting as interim manager from September 29, 1998 to November 30, 1998.

NEW YORK MUNI FUND

December 31, 1998
--------------------------------------------------------------------------------

      10. Option Contracts Written

      The premium amount and the number of option contracts written during the year ended December 31, 1998, were as follows:

                                                           Premium    Number of
                                                            Amount    Contracts
                                                          ---------   ---------
            Options outstanding at December 31, 1997 .... $      --          --
            Options written .............................   262,839       4,950
            Options closed ..............................  (262,839)     (4,950)
                                                          ---------   ---------
            Options outstanding at December 31, 1998 .... $      --          --
                                                          =========   =========

      11. Selected Financial Information

                                                                       Years Ended December 31,
                                                    --------------------------------------------------------------
                                                      1998*         1997          1996         1995         1994
                                                    --------      --------      --------     --------     --------
PER SHARE DATA
  (for a share outstanding throughout the period)
Net Asset Value, Beginning of Year ..............   $   0.86      $   0.87      $   0.98     $   0.88     $   1.18
                                                    --------      --------      --------     --------     --------
Income from investment operations:
Net investment income ...........................       0.03          0.02          0.04         0.04         0.06
Net realized and unrealized gains (losses)
  on investments ................................      (0.05)        (0.01)        (0.11)        0.10        (0.29)
                                                    --------      --------      --------     --------     --------
    Total from investment operations ............      (0.02)         0.01         (0.07)        0.14        (0.23)
                                                    --------      --------      --------     --------     --------
Less Distributions:
Dividends from net investment income ............      (0.03)        (0.02)        (0.04)       (0.04)       (0.06)
Dividends from net realized gains ...............         --            --            --           --        (0.01)
                                                    --------      --------      --------     --------     --------
    Total distributions .........................      (0.03)        (0.02)        (0.04)       (0.04)       (0.07)
                                                    --------      --------      --------     --------     --------
Net Asset Value, End of Year ....................   $   0.81      $   0.86      $   0.87     $   0.98     $   0.88
                                                    ========      ========      ========     ========     ========
    Total Return ................................      (2.69%)        1.46%        (7.73%)      15.67%      (20.47%)
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000) ...................   $ 60,527      $134,595      $196,746     $226,692     $212,665
Ratios to Average Net Assets:
  Interest expense ..............................       1.09%         1.10%         2.11%        2.09%        1.59%
  Operating expenses ............................       1.90%+        2.64%+        1.66%        1.55%        1.62%
                                                    --------      --------      --------     --------     --------
      Total expenses ............................       2.99%+        3.74%+        3.77%        3.64%        3.21%
                                                    ========      ========      ========     ========     ========
      Net investment income .....................       3.23%+        2.23%+        3.89%        3.81%        5.34%
Portfolio turnover rate .........................     339.43%       399.38%       347.44%      347.50%      289.69%

+ These ratios are after expense reimbursement of 0.05% and 0.03% for the years ended December 31, 1998 and 1997, respectively.

*     See Note 2 for changes in investment adviser during 1998.

BANK LOANS

Amount outstanding at end of year (000 omitted) .........................   $ 17,694   $ 38,178   $  1,200   $ 64,575   $ 20,000
Average amount of bank loans outstanding during the year (000 omitted) ..   $ 13,816   $ 20,631   $ 49,448   $ 49,603   $ 54,479
Average number of shares outstanding during the year (000 omitted) ......    120,853    153,535    178,456    191,692    206,323
Average amount of debt per share during the year ........................   $   .114   $   .134   $   .277   $   .259   $   .264

NEW YORK MUNI FUND

                          INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders
New York Muni Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of New York Muni Fund as of December 31, 1998, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of New York Muni Fund as of December 31, 1998 and the results of its operations, cash flows, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.


                                                     /s/ McGladrey & Pullen, LLP

New York, New York

February 26, 1999, except for the last two paragraphs of Note 9 as to which the date is March 31, 1999.

                            THE CALIFORNIA MUNI FUND

                                                                  March 12, 1999

Dear Shareholder:

      California's economy continued to improve along with the general economy. California was the second largest issuer of municipal debt in the nation, yet demand for California issues was particularly strong. The fall in interest rates was especially noticeable in the California market and overall, California portfolios performed admirably.

      The California Muni Fund suffered from the same management upheaval and excessive expenses as our other funds. The Fund recorded a 4.03% total return for 1998, dropping it into the middle of the pack amongst California mutual funds after a reasonably impressive year in 1997. The year ended with Cornerstone's attempt to improve coupon structure, and increase our proportion of AAA credits.

Sincerely,


/s/ Stephen C. Leslie

Stephen C. Leslie
President

                        ---------------------------------
                            The California Muni Fund
                        ---------------------------------
                           Average Annual Total Return
                                Ended on 12/31/98
                        ---------------------------------
                            1 Year   5 Year   10 Year
                        ---------------------------------
                             4.03%    2.42%    5.39%
                        ---------------------------------

  [The following table was depicted as a line graph in the printed material.]

           Lehman                   The
           Brothers                 California
           Municipal                Muni                     Consumer
           Bond Index*              Fund                     Price Index

           $22,024                  $16,908                  $13,562

Past performance is not predictive of future performance.

The above illustration compares a $10,000 investment made in The California Muni Fund on 12/31/88 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in California municipal securities and its performance takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the market. The Index does not take into account fees and expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Fund's Prospectus and elsewhere in this report.

* Source: Lehman Brothers.

The Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

THE CALIFORNIA MUNI FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
--------------------------------------------------------------------------------

ASSETS
  Investments, at value
    (Note 5) (cost $20,473,953) .................................  $20,990,813
  Interest receivable ...........................................      278,218
                                                                   -----------
        Total assets ............................................   21,269,031
                                                                   -----------
LIABILITIES
  Bank overdraft ................................................    5,900,534
  Fund shares redeemed ..........................................    5,926,832
  Dividends payable .............................................       17,167
  Accrued expenses ..............................................       16,270
                                                                   -----------
    Total liabilities ...........................................   11,860,803
                                                                   -----------
NET ASSETS consisting of:
  Unrealized appreciation of
    investments .................................. $   516,860
  Paid-in-capital applicable to
    1,191,047 shares of beneficial
    interest (Note 4) ............................   8,891,368
                                                   -----------     -----------
 ................................................................  $ 9,408,228
                                                                   ===========
NET ASSET VALUE PER SHARE .......................................  $      7.90
                                                                   ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ...............................................     $972,997
EXPENSES (Notes 2 and 3)
  Management fees ................................ $    59,645
  Custodian and fund accounting fees .............      18,710
  Transfer agent fees ............................      22,707
  Professional fees ..............................      98,221
  Administration fees ............................      12,332
  Trustees' fees .................................       3,015
  Printing and postage ...........................      15,375
  Distribution expenses ..........................      21,802
  Interest on bank borrowing .....................      76,716
  Other ..........................................       7,669
                                                   -----------
          Total expenses .........................     336,192
  Less:
    Expenses paid indirectly
      (Note 8) ...................................      (4,567)
                                                   -----------
          Net expense ...........................................      331,625
                                                                   -----------
          Net investment income .................................      641,372
                                                                   -----------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
  Net realized gain on investments ..............................       57,578
  Net change in unrealized
    appreciation of investments .................................      250,713
                                                                   -----------
          Net gain on investments ...............................      308,291
                                                                   -----------
NET INCREASE IN NET ASSETS FROM
OPERATIONS ......................................................  $   949,663
                                                                   ===========

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                Year Ended      Year Ended
                                                               December 31,    December 31,
                                                                   1998            1997
                                                               ------------    ------------
INCREASE IN NET ASSETS FROM
OPERATIONS:
  Net investment income ....................................   $    641,372    $    580,253
  Net realized gain on investments .........................         57,578         493,308
  Net change in unrealized appreciation of investments .....        250,713         374,518
                                                               ------------    ------------
      Net increase in net assets from operations ...........        949,663       1,448,079
DISTRIBUTIONS:
  Distributions from investment income .....................       (641,372)       (580,253)
  Distributions from net realized gains from investments ...       (278,367)             --
CAPITAL SHARE TRANSACTIONS (Note 4) ........................     (4,453,700)     (3,287,401)
                                                               ------------    ------------
      Total decrease .......................................     (4,423,776)     (2,419,575)
NET ASSETS:
  Beginning of year ........................................     13,832,004      16,251,579
                                                               ------------    ------------
  End of year ..............................................   $  9,408,228    $ 13,832,004
                                                               ============    ============


                        See Notes to Financial Statements

THE CALIFORNIA MUNI FUND

STATEMENT OF CASH FLOWS
Year Ended December 31, 1998
--------------------------------------------------------------------------------

Increase (Decrease) in Cash
Cash Flows From Operating Activities
  Net increase to net assets from operations ........................   $    949,663
  Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
    Purchase of investment securities ...............................   (105,288,657)
    Proceeds on sale of securities ..................................     93,817,261
    Increase in interest receivable .................................        (26,017)
    Decrease in accrued expenses ....................................        (36,623)
    Net accretion of discount on securities .........................        (27,295)
    Net realized gain:
      Investments ...................................................        (57,578)
  Unrealized appreciation on securities .............................       (250,713)
                                                                        ------------
          Net cash used in operating activities .....................    (10,919,959)
                                                                        ------------
Cash Flows From Financing Activities:*
    Increase in notes payable .......................................      5,397,516
    Proceeds on shares sold .........................................    198,900,380
    Payment on shares repurchased ...................................   (193,050,598)
    Cash dividends paid .............................................       (327,339)
                                                                        ------------
          Net cash provided by financing activities .................     10,919,959
                                                                        ------------
          Net decrease in cash ......................................              0
Cash at beginning of year ...........................................              0
                                                                        ------------
Cash at end of year .................................................   $          0
                                                                        ============

----------
* Non-cash financing activities not included herein consist of reinvestment of dividends of $585,456.
      Cash payments for interest expense totaled $42,205.


                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND

STATEMENT OF INVESTMENTS
December 31, 1998
--------------------------------------------------------------------------------

  Principal
   Amount                                             Issue!!!                                     Type     Rating         Value
  ---------                                           --------                                     ----     ------         -----
$   100,000#   Arvin, Development Corporation, COP, RB, 8.75%, 9/01/18 ........................... FCLT    NR          $    24,505
    200,000    Beverly Hills, PFA, RB, IFRN*, MBIA Insured, 7.32%, 6/01/15 ....................... LRIB    AAA             224,284
    100,000    CSAC Finance Corp, COP, Sutter County Health Facilities Project, 7.80%, 1/01/21 ... FCLT    Baa1            101,828
    500,000    California Health Facilities, HFA Rev, Kaiser Permanente, Series B, 5.25%,
                  10/01/16 ....................................................................... FCSI    A               508,297
     65,000    California, HFA, Home Mortgage, RB, Series A, MBIA Insured, 5.70%, 8/01/10 ........ FCSI    Aaa              69,191
  1,500,000    California Statewide Communities Development Authority, Lease Rev, United
                  Airlines, Series A, 5.70%, 10/01/33 ............................................ FCSI    BB+           1,542,438
    800,000    California Statewide Communities Development Authority, COPS, MBIA, SPA, Bank
                  of America Note, 3.95%, 4/01/28 ................................................ FCSI    Aaa             800,000
    300,000    California Statewide Communities Development Authority, Cedars Sinai Medical
                  Project, COP, RB, IFRN*, 7.32%, 11/01/15 ....................................... LRIB    A1              314,213
  2,300,000    Chula Vista, CA, IDR, San Diego Gas, Series A, 3.95%, 7/01/21 ..................... FCSI    A             2,300,000
    300,000    East Bay, Wastewater System Project, RB, Refunding, AMBAC Insured, IFRN*,
                  6.87%, 6/01/20 ................................................................. LRIB    AAA             321,702
  2,000,000    Irvine, CA Improvement Bond, Assessment District No. 97-16, LOC, Societe
                  Generale, 4.00%, 9/02/22 ....................................................... FCSI    AA-           2,000,000
    500,000    Irvine Ranch, CA, Water District, COPS, LOC, Toronto Dominion Bank, 5.00%,
                  8/01/16 ........................................................................ FCSI    Aa3             500,000
    170,000    Lake Elsinore, USD, Refunding, COP, 6.90%, 2/01/20 ................................ FCLT    BBB             184,107
     10,000    Los Angeles, Home Mortgage, RB, 9.00%, 6/15/18 .................................... FCLT    A                10,078
  1,691,233    Los Angeles, HFA, MFH Project C, CAB, RB, 12.00%, 12/01/29 ........................ FCLT    NR            1,253,907
    110,000    Northern California Power Agency, Multiple Capital Facilities, RB, IFRN*, MBIA
                  Insured, IFRN*, 9.09%, 8/01/25 ................................................. LRIB    AAA             124,011
    140,000    Northern California Power Agency, Multiple Capital Facilities, RB, IFRN*, MBIA
                  Insured, IFRN*, 9.14%, 8/01/25 ................................................. LRIB    AAA             162,290
    250,000    Northern California Transmission Agency, CA-ORE Transmission Project, RB, MBIA
                  Insured, IFRN*, 7.31%, 4/29/24 ................................................. LRIB    AAA             255,724
    500,000    Orange County Airport, RB, Refunding, MBIA Insured, 5.63%, 7/01/12 ................ FCLT    Aaa             547,161
    250,000    Orange County, LTA, RB, IFRN*, 7.55%, 2/14/11 ..................................... LRIB    AA              301,691
    250,000    Orange County, LTA, RB, IFRN*, 7.91%, 2/14/11 ..................................... LRIB    AAA             286,421
  3,000,000    Orange County, Sanitation Districts, COPS, Ref. No. 1-3 5-7 &11, LOC, Societe
                  Generale, 5.10%, 8/01/16 ....................................................... FCSI    AAA           3,000,000
    170,000    Panoche, Water District, COP, 7.50%, 12/01/08 ..................................... FCSI    A               181,855
  3,000,000    Puerto Rico Commonwealth GO, CAB, 7/01/17 ......................................... LRIB    A             1,231,776
    250,000    Rancho, Water District Financing Authority, RB, Prerefunded @ 104, AMBAC
                  Insured, IFRN*, 9.17%, 8/17/21 ................................................. LRIB    AAA             296,411

THE CALIFORNIA MUNI FUND

December 31, 1998
--------------------------------------------------------------------------------

  Principal
   Amount                                             Issue!!!                                     Type     Rating         Value
  ---------                                           --------                                     ----     ------         -----
$   250,000    Redding, Electric System, COP, Series A, FGIC Insured, IFRN*, 7.54%, 6/01/19 ...... LRIB    AAA         $   270,275
    500,000    San Bernardino, COP, Series B. MBIA Insured, IFRN*, 6.80%, 7/01/16 ................ INLT    AAA             540,763
    900,000    San Bernardino, COP, Series PA38, IFRN*, 12.23%, 7/01/16, Rule 144A Security
                  (restricted as to resale except to qualified institutions) ..................... LRIB    NR            1,105,253
    200,000    San Diego Water Authority, COP, FGIC Insured, IFRN*, 7.90%, 4/22/09 ............... LRIB    AAA             251,876
  1,440,000x   San Jose, CRA, Series PA-38, TAB, MBIA Insured, IFRN*, 8.09%, 8/01/16, Rule
                  144A Security (restricted as to resale except to qualified institutions) ....... LRIB    NR            1,579,985
    250,000    Southern California Public Power Authority, FGIC Isured, IFRN*, 6.62%, 7/01/17 .... LRIB    AAA             248,111
     40,000    Tri City, HFA, FNMA/GNMA Collateralized, AMT, 6.45%, 12/01/28 ..................... FCLT    AAA              43,399
     30,000    Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series B, 6.30%, 12/01/28 ........... FCLT    AAA              32,554
    250,000    Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series E, 6.40%, 12/01/28 ........... FCLT    AAA             273,562
    100,000    Upland, HFA, RB, 7.85%, 7/02/20 ................................................... FCLT    BBB             103,145
                                                                                                                       -----------
                      Total Investments (Cost $20,473,953**) .....................................                     $20,990,813
                                                                                                                       ===========

* Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1998.
**    Cost is the same for Federal income tax purposes.
#     Denotes non-income producing security: Security is in default.
x The Fund owns 100% of the security and therefore there is no trading in the security.

                                     Legend

   !Type       FCLT        --Fixed Coupon Long Term
               FCSI        --Fixed Coupon Short or Intermediate Term
               LRIB        --Residual Interest Bond Long Term
               INLT        --Indexed Inverse Floating Rate Bond Long Term

   !!Ratings               If a security has a split rating the highest
                           applicable rating is used, including published ratings on identicial credits for individual securities not individually rated. Ratings are unaudited.
               NR          --Not Rated
                           Not Rated - Issues which are not rated have not sought out the rating of a recognized rating service.

   !!!Issue    AMBAC       American Municipal Bond Assurance Corporation
               AMT         Alternative Minimum Tax
               CAB         Capital Appreciation Bond
               CGIC        Capital Guaranty Insurance Company
               COP         Certificate of Participation
               CRA         California Redevelopment Agency
               FGIC        Financial Guaranty Insurance Corporation
               FNMA        Federal National Mortgage Association
               FSA         Financial Security Assurance, Inc.
               GNMA        Government National Mortgage Association
               HFA         Housing Finance Authority
               LTA         Local Transportation Authority
               MBIA        Municipal Bond Insurance Assurance Corporation
               MFH         Multi Family Housing
               PFA         Public Financing Authority
               RB          Revenue Bond
               TAB         Tax Allocation Bond
               TAR         Tax Allocation Refunding
               USD         Unified School District


                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1998
--------------------------------------------------------------------------------

1. Significant Accounting Policies

      The California Muni Fund (the Fund) was organized as a Massachusetts business trust and is registered as an open end management investment company under the Investment Company Act of 1940. The Fund's objective is to provide as high a level of income that is excluded from gross income for Federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. The Fund employs leverage in attempting to achieve its objective. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

      Valuation of Securities-The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value.

      Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

      Distributions-The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

      General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

      Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates

      Management Agreement

      The Fund had a Management Agreement with Fundamental Portfolio Advisors ("FPA") until May 31, 1998. Effective June 1, 1998, the Board of Trustees terminated the agreement with FPA, and selected Tocqueville Asset Management L.P. ("TAM") as the initial interim manager. TAM served as interim manager from June 1, 1998 through September 28, 1998. Effective September 29, 1998, Cornerstone Equity Advisors, Inc. ("Cornerstone") agreed to act as interim manager for the Fund, pending shareholder approval of a new management agreement with Cornerstone. Pursuant to the agreement, the investment adviser to the Fund is responsible for the overall management of the business affairs and assets of the Fund, subject to the authority of the Fund's Board of Trustees. In consideration for the services provided under the agreements, the Fund paid FPA and TAM an annual management fee in an amount equal .50% of the Fund's average daily net assets up to $100

THE CALIFORNIA MUNI FUND

December 31, 1998
--------------------------------------------------------------------------------

million, and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. Cornerstone is seeking shareholder ratification of fees for its 1998 services to the Fund. If ratified by shareholders, Cornerstone will receive fees of $4,340 for the period November 30, 1998 through December 31, 1998. TAM earned fees of $20,667 for the period June 1, 1998 through September 28, 1998. Total management fees for the year ended December 31, 1998 are set forth in the Statement of Operations. See Note 9 regarding subsequent events.

      Plan of Distribution

      The Fund has adopted a Distribution and Marketing Plan, pursuant to Rule 12b-1, promulgated under the Investment Company Act of 1940, under which the Fund paid Fundamental Service Corporation ("FSC"), an affiliate of FPA, the former manager, a fee which accrued daily and paid monthly at an annual rate of
 .50% of the Funds' average daily net assets. Amounts paid under the plan were to compensate FSC for the services it provided and the expenses it bore in distributing the Fund's shares to investors. On June 1, 1998, the Board of Trustees ceased authorizing payments to be paid pursuant to the plan. The amount incurred by the Fund pursuant to the agreement for the year ended December 31, 1998 is set forth in the Statement of Operations.

      Indemnification Payments to Affiliates

      FPA and FSC (on behalf of certain of their trustees, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from three of the funds in the Fundamental Family of Funds for attorneys' fees incurred by them in defending certain proceedings. Upon learning of the payments, the Independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an independent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnitees have undertaken to reimburse the Fundamental Family of Funds for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Funds in the form of fees forgone or other similar payments. FPA and FSC waived fees during the year ended December 31, 1997, and have asserted that they elected to forgo these fees because the Fundamental Family of Funds were paying legal expenses pursuant to indemnification. Pending clarification of the legal issues involved, the Indemnitees have placed into an escrow account $106,863 as of April 30, 1998. The independent Trustees instructed FPA to escrow the full amount incurred by the Fundamental Family of Funds of approximately $287,000. In addition the Board of Trustees has not authorized the payment of management fees in the amount of $76,000 prior to the termination of the management agreements between FPA and the Fundamental Family of Funds. See Note 9 regarding subsequent events.

3. Trustees' Fees

      All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board.

4. Shares of Beneficial Interest

      As of December 31, 1998 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in which amounted to $8,891,368. Transactions in shares were as follows:

                             Year Ended                    Year Ended
                         December 31, 1998              December 31, 1997
                       ----------------------        -----------------------
                       Shares          Amount        Shares           Amount
                       ------          ------        ------           ------
Shares sold          24,066,397     $193,938,274    32,632,214     $256,708,018
Shares issued
  on reinvestment
  of dividends           72,537          585,456        51,101          419,765
Shares redeemed     (24,620,804)    (198,977,430)  (33,097,092)    (260,415,184)
                    -----------     ------------   -----------     ------------
Net decrease           (481,870)    $ (4,453,700)     (413,777)      (3,287,401)
                    ===========     ============   ===========     ============

THE CALIFORNIA MUNI FUND

December 31, 1998
--------------------------------------------------------------------------------

5. Complex Securities and Investment Transactions

      Inverse Floating Rate Notes:

      The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

      Investment Transactions:

      During the year ended December 31, 1998, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $37,907,714 and $35,217,261, respectively. There were no purchases or sales of long-term U.S. Government securities.

      As of December 31, 1998 the net unrealized appreciation of portfolio securities amounted to $516,860 composed of unrealized appreciation of $1,030,070 and unrealized depreciation of $513,210.

6. Line of Credit

      The Fund has a temporary arrangement in place with its custodian bank whereby overdrafts of the Fund's custody account are charged interest at the current prime rate. The amount outstanding at December 31, 1998 was $5,900,534.

7. Termination of Agreement

      On August 12, 1998, each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) abandoned and terminated an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") would have transfered all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust.

8. Expenses Paid Indirectly

      The Fund has an arrangement with its custodian whereby credits earned on cash balances maintained at the custodian are used to offset custody charges. These credits amounted to approximately $4,567 for the year ended December 31, 1998.

9. Subsequent Events

      On February 12, 1999, the Fundamental Boards directed Cornerstone to place a substantial portion of any consulting and licensing fee payments to Lance M. Brofman ("Brofman") in escrow in order to satisfy FPA's 1998 and 1999 payment obligations to members of a Settlement Class. The "Settlement Class" consists of persons and entities that purchased shares of the New York Muni Fund from January 1, 1992 through and including April 15, 1994; Fundamental U.S. Government Strategic Income Fund from March 2, 1992 through and including August 11, 1994; and The California Muni Fund from January 1, 1993 through and including July 31, 1994. Cornerstone is required to place into an escrow account for the benefit of the Settlement Class, out of the amounts it would otherwise pay Brofman under certain Consulting and Licensing Agreements, 83-1/3% of any payments to Brofman until such time as FPA's 1998 and 1999 payments obligations to the Settlement Class, each in the amount of $102,115, have been paid. On February 12, 1999, the Fundamental Boards also authorized the release of $176,157 from an escrow account and from amounts withheld for payment to FPA pursuant to an agreement with Brofman and FPA, the provisions of which provide for, among other things, the immediate payment by FPA into an escrow account for the benefit of members of the Settlement Class. The $176,157 released represented the sum of: (i) $106,863, the amount previously escrowed by Vincent
J. Malanga on behalf of FPA, FSC and certain of their directors, officers, shareholders, employees and control persons, following a demand therefor by the Fundamental Funds' Independent Board Members, and (ii) $69,294, the amount of management fees withheld for payment to FPA pursuant to action previously taken by the Fundamental Funds' Independent Board Members.

THE CALIFORNIA MUNI FUND

December 31, 1998
--------------------------------------------------------------------------------

      On March 12, 1999, the shareholders of the Fund voted to approve Cornerstone as the Fund's investment adviser, and approved the payment of management fees earned by Cornerstone during its tenure as interim investment adviser. Additonally, the shareholders voted to elect five new members to serve on the Board of Trustees.

      On March 31, 1999, the Fund's Board of Trustees approved reimbursing Cornerstone for its costs incurred while acting as interim manager from September 29, 1998 to November 30, 1998.

10. Selected Financial Information

                                                                      Years Ended December 31,
                                                  ---------------------------------------------------------------
                                                    1998+          1997          1996         1995         1994
                                                    -----          ----          ----         ----         ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the year)
Net Asset Value, Beginning of Year .............  $   8.27       $   7.79      $   8.91     $   7.10     $   9.49
                                                  --------       --------      --------     --------     --------
Income from investment operations:
Net investment income ..........................      0.48           0.38          0.41         0.42         0.55
Net realized and unrealized gains (losses)
  on investments ...............................     (0.20)          0.48         (1.12)        1.81        (2.39)
                                                  --------       --------      --------     --------     --------
        Total from investment operations .......      0.28           0.86         (0.71)        2.23        (1.84)
                                                  --------       --------      --------     --------     --------
Less Distributions:
Dividends from net investment income ...........     (0.48)         (0.38)        (0.41)       (0.42)       (0.55)
Dividends from net realized gains ..............     (0.17)            --            --           --           --
                                                  --------       --------      --------     --------     --------
        Total distributions ....................     (0.65)         (0.38)        (0.41)       (0.42)       (0.55)
                                                  --------       --------      --------     --------     --------
Net Asset Value, End of Year ...................  $   7.90       $   8.27      $   7.79     $   8.91     $   7.10
                                                  ========       ========      ========     ========     ========
Total Return ...................................      4.03%         11.33%        (8.01%)      32.02%      (19.89%)
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000) ..................  $  9,408       $ 13,832      $ 16,252     $ 12,622     $ 10,558
Ratios to Average Net Assets:
  Interest expense .............................       .64%           .42%          .45%         .39%         .98%
  Operating expenses ...........................      2.14%          2.95%*        2.81%        2.81%        2.50%
                                                  --------       --------      --------     --------     --------
        Total expenses .........................      2.78%**        3.37%*        3.26%        3.20%        3.48%
                                                  ========       ========      ========     ========     ========
        Net investment income ..................      5.38%          4.55%*        4.88%        5.02%        6.80%
Portfolio turnover rate ........................    282.21%         70.86%        89.83%       53.27%       15.88%

* These ratios are after expense reimbursement of .03%,for the year ended December 31, 1997.

** This ratio would have been 2.82%, net of expenses paid indirectly of 0.04% for the year ended December 31, 1998.

+     See Note 2 for changes in investment adviser during 1998.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
The California Muni Fund

      We have audited the accompanying statement of assets and liabilities including the statement of investments of The California Muni Fund as of December 31, 1998 and the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of The California Muni Fund as of December 31, 1998, the results of its operations, cash flows, changes in its net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.


                                                     /s/ McGladrey & Pullen, LLP

New York, New York

February 26, 1999, except for last two paragraphs of Note 9 as to which the date is March 31, 1999.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
--------------------------------------------------------------------------------

ASSETS
  Investments, at amortized cost ............................        $ 2,370,000
  Cash ......................................................         14,905,469
  Interest receivable .......................................             16,727
  Fund shares sold ..........................................         42,131,794
                                                                     -----------
        Total assets ........................................         59,423,990
                                                                     -----------
LIABILITIES
  Fund shares redeemed ......................................             34,215
  Dividends payable .........................................              1,949
  Accrued expenses ..........................................             91,467
                                                                     -----------
        Total liabilities ...................................            127,631
                                                                     -----------
NET ASSETS equivalent to $1.00 per share on
  59,302,218 shares of beneficial interest
  outstanding (Note 4) ......................................        $59,296,359
                                                                     ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ..............................................    $ 1,012,896

EXPENSES (Notes 2 and 3)
  Management fees ...............................   $   157,064
  Custodian and accounting fees .................        48,235
  Transfer agent fees ...........................        89,646
  Professional fees .............................       120,097
  Administration fees ...........................        36,975
  Trustees' fees ................................         8,171
  Postage and printing ..........................        13,483
  Distribution fees .............................        99,867
  Other .........................................        12,387
                                                    -----------
        Total expenses ..........................       585,925
Less:
  Expenses paid indirectly (Note 6) .............       (30,130)
                                                    -----------
        Net expenses ...........................................        555,795
                                                                    -----------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS ...................................................    $   457,101
                                                                    ===========

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         Year Ended      Year Ended
                                                        December 31,    December 31,
                                                            1998            1997
                                                        ------------    ------------
INCREASE IN NET ASSETS FROM
OPERATIONS:
  Net investment income .............................   $    457,101    $  1,025,345
                                                        ------------    ------------
        Net increase in net assets from operations ..        457,101       1,025,345
DIVIDENDS PAID TO SHAREHOLDERS FROM
  Investment income .................................       (457,101)     (1,025,345)
CAPITAL SHARE TRANSACTIONS (Note 4) .................     46,033,191       8,642,404
                                                        ------------    ------------
        Total increase ..............................     46,033,191       8,642,404
NET ASSETS:
  Beginning of year .................................     13,263,168       4,620,764
                                                        ------------    ------------
  End of year .......................................   $ 59,296,359    $ 13,263,168
                                                        ============    ============


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS
December 31, 1998
--------------------------------------------------------------------------------

Principal
 Amount                                     Issue!                                       Value
 ------                                     ------                                       -----
$ 70,000  Cuyahoga County, OH, IDR, S & R Playhouse Realty, VRDN*, LOC Marine
            Midland Bank, 3.50%, 12/01/09 .........................................   $   70,000
 500,000  East Baton Rouge Parish, LA, 3.20%, 11/01/19 ............................      500,000
 200,000  Fulton County, GA, PCR, General Motors Project, VRDN*, 3.85%, 4/01/10 ...      200,000
 200,000  Garfield County, OK, PCR, Oklahoma Gas & Electric Co. Project A, VRDN*,
            3.60%, 1/01/25 ........................................................      200,000
 700,000  Louisiana ST Offshore, 4.00%, 08/01/10 ..................................      700,000
 300,000  Missouri, PCR, Monsanto Project, VRDN*, 3.70%, 2/01/09 ..................      300,000
 200,000  Missouri, Third Street Building Project, SPA First Chicago, VRDN*, 3.60%,
            9/01/08 ...............................................................      200,000
 200,000  Nebraska Higher Education Loan Program, SPA, SLMA, MBIA Insured,
            VRDN*, 3.45%, 12/01/15 ................................................      200,000
                                                                                      ----------
          Total Investments (Cost $2,370,000**) ...................................   $2,370,000
                                                                                      ==========

* Variable Rate Demand Notes (VRDN) are instruments whose interest rate changes on a specific date and/or whose interest rates vary with changes in a designated base rate.
**    Cost is the same for Federal income tax purposes.

                                     Legend

               AMBAC       American Municipal Bond Assurance Corporation
               AMT         Alternative Minimum Tax
               GO          General Obligation
               ETM         Escrowed to Maturity
               HFAR        Health Facilities Authority Revenue
               HFR         Hospital Facilities Revenue
               IDB         Industrial Development Bond
               IDR         Industrial Development Revenue
               LOC         Letter of Credit
               MBIA        Municipal Bond Insurance Assurance Corporation
               PCR         Pollution Control Revenue
               PHA         Public Housing Authority
               RB          Revenue Bond
               SLMA        Student Loan Marketing Association
               SPA         Stand By Bond Purchase Agreement
               SWDF        Solid Waste Disposal Facility
               TRANS       Tax Revenue Anticipation Notes


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 1998
--------------------------------------------------------------------------------

1. Significant Accounting Policies

      Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund acts as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series. Each series is considered a separate entity for financial reporting and tax purposes. The Tax-Free Money Market Series (the Series) investment objective is to provide as high a level of current income exempt from federal income tax as is consistent with the preservaton of capital and liquidity. The following is a summary of significant accounting policies followed in the preparation of the Series' financial statements:

      Valuation of Securities:

            Investments are stated at amortized cost. Under this valuation method, a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to the maturity of the instrument. Amortization of premium is charged to income, and accretion of market discount is credited to unrealized gains. The maturity of investments is deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment.

      Federal Income Taxes:

            It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

      Distributions:

            The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains are made annually, as declared by the Fund's Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

      General:

            Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

      Accounting Estimates:

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1998
--------------------------------------------------------------------------------

2. Investment Advisory Fees and Other Transactions with Affiliates

      Management Agreement

      The Fund had a Management Agreement with Fundamental Portfolio Advisors, ("FPA") until May 31, 1998. Effective June 1, 1998, the Board of Trustees terminated the agreement with FPA, and selected Tocqueville Asset Management L.P. ("TAM") as the initial interim manager. TAM served as interim manager from June 1, 1998 through September 28, 1998. Effective September 29, 1998, Cornerstone Equity Advisors, Inc. ("Cornerstone") agreed to act as interim manager for the Series, pending shareholder approval of a new management agreement with Cornerstone. Pursuant to the agreement, the investment adviser to the Series is responsible for the overall management of the business affairs and assets of the Series, subject to the authority of the Fund's Board of Trustees. In consideration for the services provided under the agreements, the Series paid FPA and TAM an annual management fee in an amount equal to .50% of the Series' average daily net assets up to $100 million, and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. Cornerstone is seeking shareholder ratification of fees for its 1998 services to the Series. If ratified by shareholders, Cornerstone will receive fees of $18,709 for the period November 30, 1998 through December 31, 1998. TAM earned fees of $20,732 for the period June 1, 1998 through September 28, 1998. Total management fees for the year ended December 31, 1998 are set forth in the Statement of Operations. See Note 8 regarding subsequent events.

      Plan of Distribution

      The Series has adopted a Distribution and Marketing Plan, pursuant to Rule 12b-1, promulgated under the Investment Company Act of 1940, under which the Series paid Fundamental Service Corporation ("FSC"), an affiliate of FPA, the former manager, a fee which accrued daily and paid monthly at an annual rate of
 .50% of the Series' average daily net assets. Amounts paid under the plan were to compensate FSC for the services it provided and the expenses it bore in distributing the Series' shares to investors. On June 1, 1998, the Board of Trustees ceased authorizing payments to be paid pursuant to the plan. The amount incurred by the Series pursuant to the agreement for the year ended December 31, 1998 is set forth in the Statement of Operations.

      Indemnification Payments to Affiliates

      FPA and FSC (on behalf of certain of their trustees, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from three of the funds in the Fundamental Family of Funds for attorneys' fees incurred by them in defending certain proceedings. Upon learning of the payments, the Independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an independent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnitees have undertaken to reimburse the Fundamental Family of Funds for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Funds in the form of fees forgone or other similar payments. FPA and FSC waived fees during the year ended December 31, 1997, and have asserted that they elected to forgo these fees because the Fundamental Family of Funds were paying legal expenses pursuant to indemnification. Pending clarification of the legal issues involved, the Indemnitees have placed into an escrow account $106,863 as of April 30, 1998. The independent Trustees instructed FPA to escrow

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1998
--------------------------------------------------------------------------------

the full amount incurred by the Fundamental Family of Funds of approximately $287,000. In addition the Board of Trustees has not authorized the payment of management fees in the amount of $76,000 prior to the termination of the management agreements between FPA and the Fundamental Family of Funds. See Note 8 regarding subsequent events.

3. Trustees' Fees

      All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board.

4. Shares of Beneficial Interest

      As of December 31, 1998 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $59,302,218. Transactions in shares of beneficial interest, all at $1.00 per share were as follows:

                                                 Year Ended        Year Ended
                                                December 31,      December 31,
                                                    1998              1997
                                              ---------------   ---------------
Shares sold ................................. $ 2,125,152,302   $ 2,566,332,934
Shares issued on reinvestment of dividends ..          77,023         1,048,578
Shares redeemed .............................  (2,079,196,134)   (2,558,739,108)
                                              ---------------   ---------------
      Net increase .......................... $    46,033,191   $     8,642,404
                                              ===============   ===============
5. Line of Credit

      The Series has a temporary arrangement in place with its custodian bank whereby overdrafts of the Fund's custody account are charged interest at the current prime rate. There was no overdraft outstanding at December 31, 1998.

6. Expenses Paid Indirectly

      The Series has an arrangement with its custodian whereby credits earned on cash balances maintained at the custodian are used to offset custody charges. These credits amounted to $30,130 for the year ended December 31, 1998.

7. Termination of Agreement

      On August 12, 1998, each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) abandoned and terminated an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") would have transfered all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust.

8. Subsequent Events

      On February 12, 1999, the Fundamental Boards directed Cornerstone to place a substantial portion of any consulting and licensing fee payments to Lance M. Brofman ("Brofman") in escrow in order to satisfy FPA's 1998 and 1999 payment obligations to members of a Settlement Class. The "Settlement Class" consists of persons and entities that purchased shares of the New York Muni Fund from January 1, 1992 through and including April

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1998
--------------------------------------------------------------------------------

15, 1994; Fundamental U.S. Government Strategic Income Fund from March 2, 1992 through and including August 11, 1994; and The California Muni Fund from January 1, 1993 through and including July 31, 1994. Cornerstone is required to place into an escrow account for the benefit of the Settlement Class, out of the amounts it would otherwise pay Brofman under certain Consulting and Licensing Agreements, 83-1/3% of any payments to Brofman until such time as FPA's 1998 and 1999 payments obligations to the Settlement Class, each in the amount of $102,115, have been paid. On February 12, 1999, the Fundamental Boards also authorized the release of $176,157 from an escrow account and from amounts withheld for payment to FPA pursuant to an agreement with Brofman and FPA, the provisions of which provide for, among other things, the immediate payment by FPA into an escrow account for the benefit of members of the Settlement Class. The $176,157 released represented the sum of: (i) $106,863, the amount previously escrowed by Vincent J. Malanga on behalf of FPA, FSC and certain of their directors, officers, shareholders, employees and control persons, following a demand therefor by the Fundamental Funds' Independent Board Members, and (ii) $69,294, the amount of management fees withheld for payment to FPA pursuant to action previously taken by the Fundamental Funds' Independent Board Members.

      On March 12, 1999, the shareholders of the Series voted to approve Cornerstone as the Series' investment adviser, and approved the payment of management fees earned by Cornerstone during its tenure as interim investment adviser. Additionally, the shareholders voted to elect five new members to serve on the Board of Trustees. Separately, the Board of Trustees voted to change the name of the Fund to Cornerstone Fixed Income Funds, and the name of the Series to Cornerstone Tax-Free Money Market Series.

      On March 31, 1999, the Fund's Board of Trustees approved reimbursing Cornerstone for its costs incurred while acting as interim manager from September 29, 1998 to November 30, 1998.

9. Selected Financial Information

                                                                                 Years Ended December 31,
                                                               ---------------------------------------------------------------
                                                                 1998*        1997          1996          1995          1994
                                                               --------     --------      --------      --------      --------
PER SHARE DATA
  (for a share outstanding throughout the period)
Net Asset Value, Beginning of Year ..........................  $   1.00     $   1.00      $   1.00      $   1.00      $   1.00
                                                               --------     --------      --------      --------      --------
Income from investment operations:
Net investment income .......................................      0.02         0.02          0.02          0.03          0.02
                                                               --------     --------      --------      --------      --------
Less distributions:
Dividends from net investment income ........................     (0.02)       (0.02)        (0.02)        (0.03)        (0.02)
                                                               --------     --------      --------      --------      --------
Net Asset Value, End of Year ................................  $   1.00     $   1.00      $   1.00      $   1.00      $   1.00
                                                               ========     ========      ========      ========      ========
Total Return ................................................      1.77%        2.19%         2.28%         2.60%         1.69%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000 omitted) .......................  $ 59,296     $ 13,263      $  4,621      $ 11,251      $  9,004
Ratios to Average Net Assets
   Expenses .................................................      1.87%+       1.52%++       1.54%++       1.53%++       0.91%+
   Net investment income ....................................      1.46%        2.10%         2.04%         2.43%         1.55%

      + These ratios are after expense reimbursement of .02% and .44% for each of the years ended December 31, 1997 and 1994, respectively.
      ++ These ratios would have been 1.77%, 1.44%, 1.40% and 1.35% net of expenses paid indirectly of 0.10%, .08%, .14% and .18% for the years ended December 31, 1998, 1997, 1996 and 1995, respectively.
      *     See Note 2 for changes in investment adviser during 1998.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
Tax-Free Money Market Series of
Fundamental Fixed-Income Fund

      We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Tax-Free Money Market Series of Fundamental Fixed-Income Fund as of December 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statement and selected financial information referred to above present fairly, in all material respects, the financial position of the Tax-Free Money Market Series of Fundamental Fixed-Income Fund as of December 31, 1998, and the results of its operations, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.


                                                     /s/ McGladrey & Pullen, LLP

New York, New York

February 26, 1999, except for last two paragraphs of Note 8 as to which the date is March 31, 1999.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                         FUNDAMENTAL FIXED-INCOME FUND
                        HIGH YIELD MUNICIPAL BOND SERIES

                                                                  March 12, 1999

Dear Shareholder:

      After having posted the highest return for all high yield tax exempt bond funds in 1997 and recording the highest return over a three year period (1995 to 1997), 14.81%, the High Yield Muni Fund's performance floundered in 1998, generating a total return of +0.74%.

      Frankly, given 1998's interest rate environment, the only plausible explanation for this Fund's performance was the upheaval that occurred to the management structure of the Funds. However, at year's end, the six month annualized return was +1.31%. We believe that Cornerstone is on the right track for 1999; we've identified the challenge and have embraced it.

Sincerely,


/s/ Stephen C. Leslie

Stephen C. Leslie
President

                        --------------------------------
                          Fundamental Fixed Income Fund
                        High Yield Municipal Bond Series
                        --------------------------------
                           Average Annual Total Return
                                Ended on 12/31/98
                        --------------------------------
                           1 Year   5 Year   10 Year
                        --------------------------------
                            0.74%    5.83%    5.00%
                        --------------------------------

  [The following table was depicted as a line graph in the printed material.]

           Lehman                   High Yield
           Brothers                 Municipal
           Municipal                Bond                     Consumer
           Bond Index               Series                   Price Index

           $22,024                  $16,697                  $13,562

Past performance is not predictive of future performance.

The above illustration compares a $10,000 investment made in the Fund on 12/31/88 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in high yield municipal securities and its performance takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the market. The Index does not take into account fees and expenses. Further information relating to the Fund performance, including expense reimbursements, if applicable, is contained in the Fund's Prospectus and elsewhere in this report.

Lehman Index Source: Lehman Brothers.

The Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 5)
    (cost $2,433,107) ..........................................    $ 2,497,024
  Interest receivable ..........................................         41,747
                                                                    -----------
        Total assets ...........................................      2,538,771
                                                                    -----------
LIABILITIES
  Bank overdraft (Note 6) ......................................        544,665
  Fund shares redeemed .........................................        406,455
  Dividends payable ............................................            457
  Accrued expenses .............................................         15,194
                                                                    -----------
        Total liabilities ......................................        966,771
                                                                    -----------
NET ASSETS consisting of:
  Accumulated net
    realized loss ................................  $  (133,160)
  Unrealized appreciation
    of securities ................................       63,917
  Paid-in-capital applicable to
    215,221 shares of
    beneficial interest
    (Note 4) .....................................    1,641,243
                                                    -----------
                                                                    $ 1,572,000
                                                                    ===========
NET ASSET VALUE PER SHARE ......................................    $      7.30
                                                                    ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ..............................................      $ 162,614

EXPENSES (Notes 2 and 3)
  Management fees ................................  $    16,631
  Custodian and accounting fees ..................        9,512
  Transfer agent fees ............................        7,835
  Professional fees ..............................       10,738
  Administration fees ............................        1,799
  Trustees' fees .................................          539
  Printing and postage ...........................       13,819
  Distribution fees ..............................        4,139
  Interest on bank borrowing 17,455
  Other ..........................................        4,770
                                                    -----------
        Total expenses ...........................       87,237
                                                                    -----------
        Net investment income ..................................         75,377
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain on investments ...............       25,554
  Net change in unrealized appreciation
    of investments ...............................      (28,820)
                                                    -----------
        Net loss on investments ................................         (3,266)
                                                                    -----------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS ...................................................      $  72,111
                                                                    ===========

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            Year Ended    Year Ended
                                                                           December 31,  December 31,
                                                                               1998          1997
                                                                           -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income .................................................  $    75,377   $    93,414
  Net realized gain on investments ......................................       25,554        17,891
  Net change in unrealized appreciation (depreciation) on investments ...      (28,820)      166,782
                                                                           -----------   -----------
        Net increase in net assets from operations ......................       72,111       278,087
DISTRIBUTIONS:
  Distributions from investment income ..................................      (75,377)      (93,414)
CAPITAL SHARE TRANSACTIONS (Note 4) .....................................     (679,719)      212,100
                                                                           -----------   -----------
        Total increase (decrease) .......................................     (682,985)      396,773
NET ASSETS:
  Beginning of year .....................................................    2,254,985     1,858,212
                                                                           -----------   -----------
  End of year ...........................................................  $ 1,572,000   $ 2,254,985
                                                                           ===========   ===========


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

STATEMENT OF CASH FLOWS
Year Ended December 31, 1998
--------------------------------------------------------------------------------

Increase (Decrease) in Cash
Cash Flows From Operating Activities
  Net increase to net assets from operations ...........................  $    72,111
  Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
    Purchase of investment securities ..................................   (4,006,033)
    Proceeds on sale of securities .....................................    3,749,238
    Increase in interest receivable ....................................       (1,401)
    Increase in accrued expenses .......................................        3,459
    Net accretion of discount on securities ............................      (26,855)
    Net realized gain:
      Investments ......................................................      (25,554)
  Unrealized appreciation on securities ................................       28,820
                                                                          -----------
            Net cash used in operating activities ......................     (206,215)
                                                                          -----------
Cash Flows From Financing Activities:*
    Increase in notes payable ..........................................       92,352
    Proceeds on shares sold ............................................   19,747,045
    Payment on shares repurchased ......................................  (19,612,626)
    Cash dividends paid ................................................      (20,556)
                                                                          -----------
            Net cash provided by financing activities ..................      206,215
                                                                          -----------
            Net decrease in cash .......................................            0
Cash at beginning of year ..............................................            0
                                                                          -----------
Cash at end of year ....................................................  $         0
                                                                          ===========

----------
* Non-cash financing activities not included herein consist of reinvestment of dividends of $55,597.
      Cash payments for interest expense totaled $11,036.

                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

STATEMENT OF INVESTMENTS
Year Ended December 31, 1998
--------------------------------------------------------------------------------

 Principal
  Amount                                                         Issue!                                                   Value
 ---------                                                       ------                                                   -----
$    40,000      Brookhaven, NY, IDA, CFR, Dowling College, 6.75%, 3/01/23 ........................................... $    42,876
    250,000      Colorado Health Facilities Authority, RHR, Liberty Heights Project, ETM, CAB, 7/15/24 ...............      66,883
    100,000      Corona, CA, COP, Vista Hospital Systems Inc., 8.38%, 7/01/11 ........................................     111,912
    500,000      East Baton Rouge Parish, LA, Pollution Control Revenue, Exxon Project, 3.20%, 11/01/19 ..............     500,000
    100,000      Escambia, FL, Housing Corporation, Royal Arms Project, Series B, 9.00%, 7/01/16 .....................     100,072
    100,000      First Albany Corporation Municipal Trust Certificate, Series 98-2, IFRN*, AMBAC, 7.63%, 7/01/24 .....     100,948
                 (Trust Certificates relating to PR Comwlth Ser B, AMBAC, 5.00, 7/01/28)
    500,000      Foothill / Eastern TCA, Toll Road Revenue, CAB, 1/01/26 .............................................     120,508
     25,000      Hildago County, TX, Health Services, Mission Hospital Inc. Project, 6.88%, 8/15/26 ..................      27,433
     50,000+     Illinois Development Financial Authority, Solid Waste Disposal, RB, Ford Heights Waste Tire
                    Project, 7.88%, 4/01/11 ..........................................................................      10,577
     45,000      Illinois Health Facilities Authority, Midwest Physician Group Ltd Project, RB, 8.13%, 11/15/19 ......      55,568
     35,000      Indianapolis, IN, RB, Robin Run Village Project, 7.63%, 10/01/22 ....................................      38,275
     45,000      Joplin, MO, IDA, Hospital Facilities Revenue, Tri State Osteopathic, 8.25%, 12/15/14 ................      51,585
    630,000      Marengo County, AL, Port Authority Facilities, RB, CAB, Series A, 3/01/19 ...........................     165,810
     85,000      Montgomery County, TX, Health Facilities Development Corp., The Woodlands Medical Center,
                    8.85%, 8/15/14 ...................................................................................      89,706
    100,000      New York City, NY, Municipal Water Finance Authority, Water & Sewer RB, TR Receipts Series 29,
                    7.20%, 6/15/30 ...................................................................................     100,480
    100,000      New York State, DAR, City University System Residual Int Tr Recpts 27, MBIA Insured, Liquidity
                    The Bank of New York, 7.65%, 7/01/24 .............................................................     113,127
    100,000      New York State, DAR, City University System Residual Int Tr Recpts 28, AMBAC Insured, Liquidity
                    The Bank of New York, 7.10%, 7/01/25 .............................................................     107,295
    100,000#x+   Niagara Falls, NY, URA, Old Falls Street Improvement Project, 11.00%, 5/01/09 .......................      35,795
     50,000      Northeast, TX, Hospital Authority Revenue, Northeast Medical Center, 7.25%, 7/01/22 .................      57,186
     75,000      Perdido, FL, Housing Corporation, RB, Series B. 9.25%, 11/01/16 .....................................      75,044
     30,000      Philadelphia, PA, HEHA, Graduate Health Systems Project, 7.25%, 7/01/18 .............................       7,816
     60,000      Port Chester, NY, IDA, Nadal Industries Inc. Project, 7.00%, 2/01/16 ................................      62,572
     75,000      San Antonio, TX, HFC, Multi Family Housing, RB, Agape Metro Housing Project, Series A, 8.63%,
                    12/01/26 .........................................................................................      76,222
     75,000      San Bernardino, CA, San Bernardino Community Hospital, RB, 7.88%, 12/01/19 ..........................      77,025
    100,000      San Bernardino County, CA, COP, Series PA-38, MBIA Insured, IFRN*, 12.23%, 7/01/16, Rule 144A
                    Security (restricted as to resale except to qualified institutions) ..............................     122,806

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

STATEMENT OF INVESTMENTS (continued)
Year Ended December 31, 1998
--------------------------------------------------------------------------------

 Principal
  Amount                                                         Issue!                                                   Value
 ---------                                                       ------                                                   -----
$    60,000x     San Jose, CA, Redevelopment Agency, Tax Allocation Bonds, IFRN*, MBIA Insured, 8.09%, 8/01/16,
                    MBIA Insured, Rule 144A Security (restricted as to resale except to qualified institutions) ...... $    65,833
     40,000      Schuylkill County, PA, IDA Resouce Recovery, Schuylkill Energy Res Inc., AMT, 6.50%, 1/01/10 ........      40,719
     15,000#+    Troy, NY, IDA, Hudson River Project, 11.00%, 12/01/94 ...............................................       6,150
     75,000@+    Villages at Castle Rock, CO, Metropolitan District #4, 8.50%, 6/01/31 ...............................      39,148
     25,000      Wayne, MI, AFR, Northwest Airlines Inc., 6.75%, 12/01/15 ............................................      27,653
                                                                                                                       -----------
                 Total Investments (Cost $2,433,107)** ............................................................... $ 2,497,024
                                                                                                                       ===========

* Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are as of December 31, 1998.
**    Cost is approximately the same for income tax purposes.
# The value of this non-income producing security has been estimated by persons designated by the Fund's Board of Trustees using methods the Trustees believe reflect fair value. See note 5 to the financial statements.
+     Denotes non-income producing security.
@ Security in default. Interest paid on cash flow basis. Rate shown as of December 31, 1998.
x The Fund, or its affiliates owns 100% of the security and therefore there is no trading in the security.

Legend

!Issue   AFR      Airport Facilities Revenue
         AMBAC    American Municipal Bond Assurance Corporation
         AMT      Subject to Alternative Minimum Tax
         CAB      Capital Appreciation Bond
         COP      Certificate of Participation
         CFR      Civic Facility Revenue
         DAR      Dorm Authority Revenue
         ETM      Escrowed to Maturity
         FHA      Federal Housing Authority
         HEHA     Higher Education and Health Authority
         HFC      Housing Finance Corporation
         IDA      Industrial Development Authority
         MBIA     Municipal Bond Insurance Assurance Corporation
         RB       Revenue Bond
         RHR      Retirement Housing Revenue
         TCA      Transportation Corridor Agency
         URA      Urban Renewal Agency


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS
Year Ended December 31, 1998
--------------------------------------------------------------------------------

1. Significant Accounting Policies

      Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund operates as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series (the Series). Each series is considered a separate entity for financial reporting and tax purposes. The High-Yield Municipal Bond Series (the Series) seeks to provide a high level of current income exempt from federal income tax through investment in a portfolio of lower quality municipal bonds, generally referred to as "junk bonds." These bonds are considered speculative because they involve greater price volatility and risk than higher rated bonds. The following is a summary of significant accounting policies followed in the preparation of the Series' financial statements:

Valuation of Securities: The Series' portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value.

Federal Income Taxes: It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

Distributions: The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gain, if any, realized on sales of investments are anticipated to be made before the close of the Series' fiscal year, as declared by the Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gain and loss from the sale of securities are recorded on an identified cost basis. Original issue discounts and premiums are amortized over the life of the respective securities. Premiums are amortized and charged against interest income and original issue discounts are accreted to interest income.

Accounting Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
Year Ended December 31, 1998
--------------------------------------------------------------------------------

2. Investment Advisory Fees and Other Transactions with Affiliates

      Management Agreement

      The Series had a Management Agreement with Fundamental Portfolio Advisors ("FPA") until May 31, 1998. Effective June 1, 1998, the Board of Trustees terminated the agreement with FPA and selected Tocqueville Asset Management L.P. ("TAM") as the initial interim manager. TAM served as interim manager from June 1, 1998 through September 28, 1998. Effective September 29, 1998, Cornerstone Equity Advisors, Inc. ("Cornerstone") agreed to act as interim manager for the Series, pending shareholder approval of a new management agreement with Cornerstone. Pursuant to the agreement, the investment adviser to the Series is responsible for the overall management of the business affairs and assets of the Series, subject to the authority of the Fund's Board of Trustees. In consideration for the services provided under the agreements, the Series paid FPA and TAM an annual management fee in an amount equal to .80% of the Series' average daily net assets up to $100 million, and decreasing by .02% for each $100 million increase in net assets down to .70% of net assets in excess of $500 million. Cornerstone is seeking shareholder ratification of fees for its 1998 services to the Series. If ratified by shareholders, Cornerstone will receive fees of $1,170 for the period November 30, 1998 through December 31, 1998. TAM earned fees of $5,717 for the period June 1, 1998 through September 28, 1998. Total management fees for the year ended December 31, 1998 are set forth in the Statement of Operations. See Note 8 regarding subsequent events.

      Plan of Distribution

      The Series has adopted a Distribution and Marketing Plan, pursuant to Rule 12b-1, promulgated under the Investment Company Act of 1940, under which the Series paid Fundamental Service Corporation ("FSC"), an affiliate of FPA, the former manager, a fee which accrued daily and paid monthly at an annual rate of
 .50% of the Series' average daily net assets. Amounts paid under the plan were to compensate FSC for the services it provides and the expenses it bore in distributing the Series' shares to investors. On June 1, 1998, the Board of Trustees ceased authorizing payments to be paid pursuant to the plan. The amount incurred by the Series pursuant to the agreement for the year ended December 31, 1998 is set forth in the Statement of Operations.

      Indemnification Payments to Affiliates

      FPA and FSC (on behalf of certain of their trustees, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from three of the funds in the Fundamental Family of Funds for attorneys' fees incurred by them in defending certain proceedings. Upon learning of the payments, the Independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an independent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnitees have undertaken to reimburse the Fundamental Family of Funds for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Funds in the form of fees forgone or other similar payments. FPA and FSC waived fees during the year ended December 31, 1997, and have asserted that they elected to forgo these fees because the Fundamental Family of Funds were paying legal expenses pursuant to indemnification. Pending clarification of the legal issues involved, the Indemnitees have placed into an escrow account $106,863 as of April 30, 1998. The independent Trustees instructed FPA to escrow

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
Year Ended December 31, 1998
--------------------------------------------------------------------------------

the full amount incurred by the Fundamental Family of Funds of approximately $287,000. In addition the Board of Trustees has not authorized the payment of management fees in the amount of $76,000 prior to the termination of the management agreements between FPA and the Fundamental Family of Funds. See Note 8 regarding subsequent events.

3. Trustees' Fees

      All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board.

4. Shares of Beneficial Interest

      As of December 31, 1998, there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $1,641,243. Transactions in shares of beneficial interest were as follows:

                                                        Year Ended                  Year Ended
                                                    December 31, 1998           December 31, 1997
                                                    -----------------           -----------------
                                                  Shares        Amount        Shares        Amount
                                                ----------   ------------   ----------   ------------
Shares sold ..................................   2,609,245   $ 19,283,525    2,941,324   $ 20,530,136
Shares issued on reinvestment of dividends ...       7,508         55,597       11,426         79,995
Shares redeemed ..............................  (2,701,004)   (20,018,841)  (2,924,097)   (20,398,031)
                                                ----------   ------------   ----------   ------------
     Net increase (decrease) .................     (84,251)  $   (679,719)      28,653   $    212,100
                                                ==========   ============   ==========   ============

5. Investment Transactions

      The Series invests in variable rate securities commonly called "inverse floaters." The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

      The Series invests in lower rated or unrated ("junk") securities which are more likely to react to developments affecting market risk and credit risk than would higher rated securities which react primarily to interest rate fluctuations. The Series held securities in default with an aggregate value of $91,670 at December 31, 1998 (5.8% of net assets). As indicated in the Statement of Investments, the Troy, NY Industrial Revenue Bond, 11% due December 1, 1994 with a par value of $15,000 and a value of $6,150 at December 31, 1998 has been estimated in good faith under methods determined by the Board of Trustees.

      The Series owns 1.7% of a Niagara Falls New York Urban Renewal Agency 11% Bond ("URA Bond") due to mature on May 1, 2009 which has missed interest and sinking fund payments. An affiliated investment company owns 98.3% of this bond issue. The Series was party to an agreement whereby certain related bonds owned by an affiliate were to be subject to repayment under a debt assumption agreement. The agreement allowed the affiliate to allocate a portion of the debt services it receives to the URA Bond. In exchange the Series forfeited certain rights it had as holder of the URA bond. The debt assumption was not completed and the timing and amount of debt service payments is uncertain. The value of this bond is $35,795 and is valued at 35.80% of face value at December 31, 1998 under methods determined by the Board of Trustees.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
Year Ended December 31, 1998
--------------------------------------------------------------------------------

      During the year ended December 31, 1998, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $1,300,119 and $2,159,238, respectively.

      As of December 31, 1998 net unrealized appreciation of portfolio securities amounted to $63,917, composed of unrealized appreciation of $221,146 and unrealized depreciation of $157,229.

      The Series has capital loss carryforwards to offset future capital gains as follows:

                              Amount      Expiration
                              ------      ----------
                             $20,200      12/31/1999
                              20,500      12/31/2000
                              54,300      12/31/2002
                              39,900      12/31/2003
                           ---------
                            $134,900
                           =========

6. Line of Credit

      The Series has a temporary arrangement in place with its custodian bank whereby overdrafts of the Series' custody account are charged interest at the current prime rate. The amount outstanding at December 31, 1998 was $544,665.

7. Termination of Agreement

      On August 12, 1998, each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) abandoned and terminated an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") would have transfered all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust.

8. Subsequent Events

      On February 12, 1999, the Fundamental Boards directed Cornerstone to place a substantial portion of any consulting and licensing fee payments to Lance M. Brofman ("Brofman") in escrow in order to satisfy FPA's 1998 and 1999 payment obligations to members of a Settlement Class. The "Settlement Class" consists of persons and entities that purchased shares of the New York Muni Fund from January 1, 1992 through and including April 15, 1994; Fundamental U.S. Goverment Strategic Income Fund from March 2, 1992 through and including August 11, 1994; and The California Muni Fund from January 1, 1993 through and including July 31, 1994. Cornerstone is required to place into an escrow account for the benefit of the Settlement Class, out of the amounts it would otherwise pay Brofman under certain Consulting and Licensing Agreements, 83-1/3% of any payments to Brofman until such time as FPA's 1998 and 1999 payments obligations to the Settlement Class, each in the amount of $102,115, have been paid. On February 12, 1999, the Fundamental Boards also authorized the release of $176,157 from an escrow account and from amounts withheld for payment to FPA pursuant to an agreement with Brofman and FPA, the provisions of which provide for, among other things, the immediate payment by FPA into an escrow account for the benefit of members of the Settlement Class. The $176,157 released represented the sum of: (i) $106,863, the amount previously escrowed by Vincent J. Malanga on behalf of FPA, FSC and certain of their directors, officers, shareholders, employees and control persons, following a demand therefor by the Fundamental Funds' Independent Board Members, and (ii) $69,294, the amount of management fees withheld for payment to FPA pursuant to action previously taken by the Fundamental Funds' Independent Board Members.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
Year Ended December 31, 1998
--------------------------------------------------------------------------------

      On March 12, 1999, the shareholders of the Series voted to approve Cornerstone as the Series' investment adviser, and approved the payment of management fees earned by Cornerstone during its tenure as interim investment adviser. Additionally, the shareholders voted to elect five new members to serve on the Board of Trustees. Separately, the Board of Trustees voted to change the name of the Fund to Cornerstone Fixed Income Funds, and the name of the Series to Cornerstone High Yield Municipal Bond Series.

      On March 31, 1999, the Fund's Board of Trustees approved reimbursing Cornerstone for its costs incurred while acting as interim manager from September 29, 1998 to November 30, 1998.

9. Selected Financial Information

                                                                               Years Ended December 31,
                                                                 ---------------------------------------------------
                                                                 1998+      1997        1996        1995        1994
                                                                 -----      ----        ----        ----        ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the period)
Net asset value, beginning of year ...........................  $  7.53    $  6.86     $  7.07     $  5.92     $  7.27
                                                                -------    -------     -------     -------     -------
Income from investment operations:
  Net investment income ......................................     0.29       0.37        0.47        0.34        0.43
  Net realized and unrealized gains (losses) on investments ..    (0.23)      0.67       (0.21)       1.15       (1.35)
                                                                -------    -------     -------     -------     -------
  Total from investment operations ...........................     0.06       1.04        0.26        1.49       (0.92)
                                                                -------    -------     -------     -------     -------
Less distributions:
Dividends from net investment income .........................    (0.29)     (0.37)      (0.47)      (0.34)      (0.43)
                                                                -------    -------     -------     -------     -------
Net asset value, end of year .................................  $  7.30    $  7.53     $  6.86     $  7.07     $  5.92
                                                                =======    =======     =======     =======     =======
Total Return .................................................     0.74%     15.71%       4.05%      25.70%     (12.92%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ......................  $ 1,572    $ 2,255     $ 1,858     $ 1,457     $   979
Ratios to average net assets:
    Interest expense .........................................      .84%        --          --          --          --
    Operating expenses .......................................     3.36%      2.58%       2.49%       2.50%       2.50%
                                                                -------    -------     -------     -------     -------
        Total expenses .......................................     4.20%      2.58%*      2.49%*      2.50%*      2.50%*
    Net investment income ....................................     3.63%      5.12%*      6.85%*      5.15%*      6.70%*
Portfolio turnover rate ......................................    57.02%    133.79%     139.26%      43.51%      75.31%

* These ratios are after expense reimbursements of 3.52%, 4.59%, 6.22% and 6.20%, for each of the years ended December 31, 1997, 1996, 1995 and 1994, respectively.

+     See Note 2 for changes in investment adviser during 1998.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders
Fundamental Fixed-Income Fund
High-Yield Municipal Bond Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Fundamental Fixed-Income Fund High-Yield Municipal Bond Series as of December 31, 1998, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Fundamental Fixed-Income Fund High-Yield Municipal Bond Series as of December 31, 1998, and the results of its operations, cash flows, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.


                                                     /s/ McGladrey & Pullen, LLP

New York, New York

February 26, 1999, except for the last two paragraphs of Note 8 as to which the date is March 31, 1999.

                          FUNDAMENTAL FIXED INCOME FUND
                FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

                                                                  March 12, 1999

Dear Shareholder:

      Fundamental U.S. Government Strategic Income Fund posted a return of -4.61% in 1998, after having generated a 5.51% total return for 1997. Continued high professional fees and the management upheaval were large factors contributing to this performance.

      The turnaround of this portfolio began to bear fruit as the six month annualized return, as of 12-31-98 was 0.03%. Although rates have risen since early October when long treasuries yielded 4.72%, the Fund has begun to generate positive returns each month since Cornerstone began managing the Fund. We are optimistic for better performance in 1999.

Sincerely,


/s/ Stephen C. Leslie

Stephen C. Leslie
President

                        ---------------------------------
                          Fundamental Fixed Income Fund
                                 U.S. Government
                              Strategic Income Fund
                        ---------------------------------
                           Average Annual Total Return
                                Ended on 12/31/98
                        ---------------------------------
                                          Since Inception
                         1 Year   5 Year     (2/18/92)
                        ---------------------------------
                         (4.61)%  (1.91)%      0.88%
                        ---------------------------------

  [The following table was depicted as a line graph in the printed material.]

           Lehman
           Brothers                                            U.S.
           1-3 Year                                            Government
           Government               Consumer                   Strategic Income
           Bond Index*              Price Index                Fund

           $14,994                  $11,860                    $10,617

Past performance is not predictive of future performance.

The above illustration compares a $10,000 investment made in the Fundamental U.S. Government Strategic Income Fund on 2/18/92 (Inception Date) to a $10,000 investment made in the Lehman Brothers 1-3 Year Government Bond Index on that date. For comparative purposes the value of the Index on 2/24/92 is used as the beginning value on 2/18/92. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in U.S. Government securities and its performance takes into account fees and expenses. Unlike the Fund, the Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark for the short-term, U.S. Government bond market calculated by using bonds selected to be representative of the market. The Index does not take into account fees and expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Fund's Prospectus and elsewhere in this report.

* Source: Lehman Brothers.

The Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

FUNDAMENTAL FIXED-INCOME FUND
FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
--------------------------------------------------------------------------------

ASSETS
  Investments, at value
    (Notes 5 & 6)
    (cost $5,454,607) ...........................................  $  5,430,068
  Interest receivable ...........................................        81,458
                                                                   ------------
          Total assets ..........................................     5,511,526
                                                                   ------------
LIABILITIES
  Bank overdraft ................................................       664,779
  Fund shares redeemed ..........................................        32,086
  Dividends payable .............................................           923
  Accrued expenses ..............................................        10,085
                                                                   ------------
          Total liabilities .....................................       707,873
                                                                   ------------
NET ASSETS consisting of:
  Accumulated net realized loss ..................  $(16,663,290)
  Unrealized depreciation of
    investments ..................................       (24,539)
  Paid-in-capital applicable to
    3,718,984 shares of beneficial
    interest (Note) ..............................    21,491,482
                                                    ------------
                                                                   $  4,803,653
                                                                   ============
NET ASSET VALUE PER SHARE .......................................  $       1.29
                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ...............................................   $   768,144
EXPENSES (Notes 2 and 3)
  Management fees .................................. $    58,529
  Custodian and fund
    accounting fees ................................      15,954
  Transfer agent fees ..............................      34,005
  Professional fees ................................     121,749
  Administration fees ..............................      10,932
  Trustees' fees ...................................       2,146
  Printing and postage .............................      18,894
  Interest .........................................     112,790
  Distribution expenses ............................      12,001
  Other ............................................      11,602
                                                     -----------
        Total expenses .............................     398,602
        Less: Expenses paid
          indirectly (Note 8) ......................      (4,298)
                                                     -----------
        Net expenses ............................................       394,304
                                                                    -----------
        Net investment income ...................................       373,840
                                                                    -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
    Investments ....................................   1,410,632
    Futures and options
      on futures ...................................    (240,362)
                                                     -----------
                                                                      1,170,270
  Net change in unrealized
    appreciation (depreciation) on:
    Investments ....................................  (2,024,492)
    Futures ........................................     103,270
    Options contracts written ......................      (8,176)
                                                     -----------
                                                                     (1,929,398)
Net loss on investments .........................................      (759,128)
                                                                    -----------
NET DECREASE IN NET ASSETS
  FROM OPERATIONS ...............................................   $  (385,288)
                                                                    ===========

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  Year Ended      Year Ended
                                                                 December 31,    December 31,
                                                                     1998            1997
                                                                     ----            ----
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
  Net investment income ......................................   $    373,840    $    807,458
  Net realized gain on investments ...........................      1,170,270          71,015
  Net change in unrealized depreciation of investments .......     (1,929,398)       (273,480)
                                                                 ------------    ------------
      Net increase (decrease) in net assets from operations ..       (385,288)        604,993
DISTRIBUTIONS:
  Distributions from investment income .......................       (373,840)       (807,458)
CAPITAL SHARE TRANSACTIONS (Note 4) ..........................     (4,467,565)     (2,991,556)
                                                                 ------------    ------------
      Total decrease .........................................     (5,226,693)     (3,194,021)
NET ASSETS:
  Beginning of year ..........................................     10,030,346      13,224,367
                                                                 ------------    ------------
  End of year ................................................   $  4,803,653    $ 10,030,346
                                                                 ============    ============


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

STATEMENT OF CASH FLOWS
Year Ended December 31, 1998
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES
    Net decrease in net assets from operations .................................  $   (385,288)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
    Purchase of investment securities ..........................................   (20,047,040)
    Proceeds on sale of securities .............................................    29,204,803
    Premiums received for options written ......................................       162,717
    Premiums paid to close options written .....................................      (135,069)
    Decrease in variation margin receivable ....................................       (41,563)
    Increase in interest receivable ............................................       (13,719)
    Decrease in accrued expenses ...............................................       (12,495)
    Net accretion of discount on securities ....................................      (177,899)
    Net realized gain:
      Investments ..............................................................    (1,410,632)
      Options written ..........................................................       (46,449)
    Unrealized appreciation on securities and options written for the period ...     2,032,668
                                                                                  ------------
        Net cash provided by operating activities ..............................     9,130,034
                                                                                  ------------
CASH FLOW FROM FINANCING ACTIVITIES:*
  Net repayments on sale of securities sold subject to repurchase (4,744,054)
  Increase in notes payable ....................................................       438,872
  Proceeds on shares sold ......................................................       388,497
  Payment on shares repurchased ................................................    (5,106,240)
  Cash dividends paid ..........................................................      (107,109)
                                                                                  ------------
        Net cash used in financing activities ..................................    (9,130,034)
                                                                                  ------------
        Net decrease in cash ...................................................             0
CASH AT BEGINNING OF YEAR ......................................................             0
                                                                                  ------------
CASH AT END OF YEAR ............................................................  $          0
                                                                                  ============

* Non-cash financing activities not included herein consist of reinvestment of dividends of $276,912.
      Cash payments for interest expense totaled $113,765 for the period.


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS
December 31, 1998
--------------------------------------------------------------------------------

 Principal
   Amount                                 Issue!                                   Value
   ------                                 -----                                    -----
US Government Agencies
$2,000,000   FNMA Med Term Note, 5.97%, 7/03/03 ..............................   $2,015,436
 1,000,000   FNMA, 6.04%, 10/22/03 ...........................................      998,125
   925,000   Lubbock Texas Hsg Finacne Corp, GNMA Mtg Bkd, 5.90%, 12/01/03 ...      926,116
 1,500,000   Tennessee Valley Authority, 5.00%, 12/18/03 .....................    1,490,391
                                                                                 ----------
             Total Investments (Cost $5,454,607*) ............................   $5,430,068
                                                                                 ==========

*     Cost is approximately the same for Federal income tax purposes.


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1998
--------------------------------------------------------------------------------

1. Significant Accounting Policies

      Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund operates as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series (the Series). The objective of the Series is to provide high current income with minimum risk of principal and relative stability of net asset value. The Series seeks to achieve its objective by investing primarily in U.S. Government Obligations. U.S. Government Obligations consist of marketable securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereunder collectively referred to as "Government Securities"). The Series also uses leverage in seeking to achieve its investment objective. Each series is considered a separate entity for financial reporting and tax purposes.

            Valuation of Securities-The Series' portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe reflect fair value.

            Futures Contracts-Initial margin deposits with respect to these contracts are maintained by the Fund's custodian in segregated asset accounts. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received as daily appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

            Repurchase Agreements-The Series may invest in repurchase agreements, which are agreements pursuant to which securities are acquired from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Series may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Board of Trustees. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Series' repurchase agreements will at all times be fully collateralized in an amount equal to the purchase price including accrued interest earned on the underlying security.

FUNDAMENTAL FIXED-INCOME FUND
FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1998
--------------------------------------------------------------------------------

            Reverse Repurchase Agreements-The Series may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Series sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the Investment Company Act of 1940 reverse repurchase agreements are generally regarded as a form of borrowing. At the time the Series enters into a reverse repurchase agreement it will establish and maintain a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price including accrued interest.

            Federal Income Taxes-It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

            Distributions-The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gain, if any, realized on sales of investments are anticipated to be made before the close of the Series' fiscal year, as declared by the Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

            General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gain and loss from the sale of securities are recorded on an identified cost basis. Discounts and premiums are amortized over the life of the respective securities. Premiums are charged against interest income and discounts are accreted to interest income.

            Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates

      Management Agreement

      The Series had a Management Agreement with Fundamental Portfolio Advisors ("FPA") until May 31, 1998. Effective June 1, 1998, the Board of Trustees terminated the agreement with FPA, and selected Tocqueville Asset Management L.P. ("TAM") as the initial interim manager. TAM served as interim manager from June 1, 1998 through September 28, 1998. Effective September 29, 1998, Cornerstone Equity Advisors, Inc. ("Cornerstone") agreed to act as interim manager for the Series, pending shareholder approval of a new management agreement with Cornerstone. Pursuant to the agreement, the investment adviser to the Series is responsible for the overall management of the business affairs and assets of the Series, subject to the authority of the Fund's Board of Trustees. In consideration for the services provided under the respective agreements, the Series paid FPA and TAM an annual management fee in an amount equal to .75% of the Series' average daily net assets up to $500 million, .725% on the next $500 million, and .70% per annum on assets over $1 billion. Cornerstone is seeking shareholder ratification of fees for its 1998 services to the Series. If ratified by shareholders, Cornerstone will receive fees of $3,187 for the period November 30, 1998 through December 31, 1998. TAM earned fees of $18,058 for the period June 1, 1998 through September 28, 1998. Total management fees for the six months ended June 30, 1998 are set forth in the Statement of Operations. See
Note 9 regarding subsequent events.

FUNDAMENTAL FIXED-INCOME FUND
FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1998
--------------------------------------------------------------------------------

      Plan of Distribution

      The Series has adopted a Distribution and Marketing Plan, pursuant to Rule 12b-1, promulgated under the Investment Company Act of 1940, under which the Series paid Fundamental Service Corporation ("FSC"), an affiliate of FPA, the former manager, a fee which accrued daily and paid monthly at an annual rate of
 .25% of the Series' average daily net assets. Amounts paid under the plan are to compensate FSC for the services it provided and the expenses it bore in distributing the Series' shares to investors. On June 1, 1998, the Board of Trustees ceased authorizing payments to be paid pursuant to the plan. The amount incurred by the Series pursuant to the agreement for the year ended December 31, 1998 is set forth in the Statement of Operations.

      Indemnification Payments to Affiliates

      FPA and FSC (on behalf of certain of their trustees, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from three of the funds in the Fundamental Family of Funds for attorneys' fees incurred by them in defending certain proceedings. Upon learning of the payments, the Independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an independent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnitees have undertaken to reimburse the Fundamental Family of Funds for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Funds in the form of fees forgone or other similar payments. FPA and FSC waived fees during the year ended December 31, 1997, and have asserted that they elected to forgo these fees because the Fundamental Family of Funds were paying legal expenses pursuant to indemnification. Pending clarification of the legal issues involved, the Indemnitees have placed into an escrow account $106,863 as of April 30, 1998. The independent Trustees instructed FPA to escrow the full amount incurred by the Fundamental Family of Funds of approximately $287,000. In addition the Board of Trustees has not authorized the payment of management fees in the amount of $76,000 prior to the termination of the management agreements between FPA and the Fundamental Family of Funds. See Note 9 regarding subsequent events.

      Commissions Paid to Affiliate

      The Series effects a significant portion of its futures and options transactions through LAS Investments, Inc. (LAS), an affiliated broker-dealer. Commissions paid to LAS amounted to approximately $6,752 for the year ended December 31, 1998.

3. Trustees' Fees

      All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board.

FUNDAMENTAL FIXED-INCOME FUND
FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1998
--------------------------------------------------------------------------------

4. Shares of Beneficial Interest

      As of December 31, 1998 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid-in amounted to $21,491,482. Transactions in shares of beneficial interest were as follows:

                                        Year Ended                 Year Ended
                                    December 31, 1998           December 31, 1997
                                ------------------------    ------------------------
                                  Shares        Amount        Shares        Amount
                                ----------   -----------    ----------   -----------
Shares sold ..................     280,608   $   384,496       521,491   $   732,057
Shares issued on
  reinvestment of dividends ..     200,845       276,912       457,380       642,058
Shares redeemed ..............  (3,879,157)   (5,128,973)   (3,119,211)   (4,365,671)
                                ----------   -----------    ----------   -----------
Net decrease .................  (3,397,704)  ($4,467,565)   (2,140,340)  ($2,991,556)
                                ==========   ===========    ==========   ===========

5. Complex Services, Off Balance Sheet Risks and Investment Transactions

      Two-Tiered Index Floating Rate Bonds (TTIB):

      The Series invests in Two-Tiered Index Floating Rate Bonds. The term two-tiered refers to the two coupon levels that the TTIB's coupon can reset to. The "first tier" is the TTIB's fixed rate coupon, effective as long as the underlying index is at or below the strike level. Above the strike, the TTIB coupon resets to a formula similar to an inverse floating rate note. See discussion of inverse floating rate notes below. Changes in interest rate on the underlying security or index affect the rate paid on the TTIB, and the TTIB's price will be more volatile than that of a fixed-rate bond.

      Inverse Floating Rate Notes (IFRN):

      The Series invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

      Futures Contracts and Options on Futures Contracts:

      The Series invests in futures contracts consisting primarily of US Treasury Bond Futures. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contract markets" which through their clearing corporations, guarantee performance of the contracts. In addition the fund invests in options on US Treasury Bond Futures which gives the holder a right to buy or sell futures contracts in the future. Unlike a futures contract which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide before a future date whether to enter into such a futures contract. Both types of contracts are marked to market daily and changes in valuation will affect the net asset value of the Fund.

FUNDAMENTAL FIXED-INCOME FUND
FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1998
--------------------------------------------------------------------------------

      The Series' principal objective in holding or issuing derivative financial instruments is as a hedge against interest-rate fluctuations in its US Government bond portfolio, and to enhance its total return. The Series' principal objective is to maximize the level of interest income while maintaining acceptable levels of interest-rate and liquidity risk. To achieve this objective, the Series uses a combination of derivative financial instruments principally consisting of US Treasury Bond Futures and Options on US Treasury Bond Futures. Typically the Series sells treasury bond futures contracts or writes treasury bond option contracts. These activities create off balance sheet risk since the Series may be unable to enter into an offsetting position and under the terms of the contract deliver the security at a specified time at a specified price. The cost to the Series of acquiring the security to deliver may be in excess of recorded amounts and result in a loss to the Series.

      The following table summarizes contracts written by the Series for the year ended December 31, 1998:

                                                      Number of      Premium
                                                      Contracts       Amount
                                                      ---------     ---------
Contracts outstanding December 31, 1997 ...........       40        $  18,801
Options written ...................................      315          162,717
Contracts closed or expired .......................     (355)        (181,518)
                                                        ----        ---------
Contracts outstanding December 31, 1998 ...........        0        $       0
                                                        ====        =========

      Other Investment Transactions

      For the year ended December 31, 1998, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $5,467,800 and $14,542,542, respectively.

      As of December 31, 1998, the Series had no unrealized appreciation or depreciation for tax purposes since it has elected to recognize market value changes each day for tax purposes.

      The Series has capital loss carryforwards to offset future capital gains as follows:

                              Amount      Expiration
                              ------      ----------
                           $15,071,500    12/31/2002
                               588,100    12/31/2004
                               251,400    12/31/2005
                               808,000    12/31/2006
                           -----------
                           $16,719,000
                           ===========

6. Line of Credit

      The Series has a temporary arrangement in place with its custodian bank whereby overdrafts of the Series' custody account are charged interest at the current prime rate. The amount outstanding at December 31, 1998 was $664,779.

FUNDAMENTAL FIXED-INCOME FUND
FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1998
--------------------------------------------------------------------------------

7. Agreement and Plan of Reorganization

      On August 12, 1998, each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) agreed to abandon and terminate an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund.

8. Expense Paid Indirectly

      The Series has an arrangement with its custodian whereby credits earned on cash balances maintained at the custodian are used to offset custody charges. These credits amounted to approximately $4,298 for the year ended December 31, 1998.

9. Subsequent Events

      On February 12, 1999, the Fundamental Boards directed Cornerstone to place a substantial portion of any consulting and licensing fee payments to Lance M. Brofman ("Brofman") in escrow in order to satisfy FPA's 1998 and 1999 payment obligations to members of a Settlement Class. The "Settlement Class" consists of persons and entities that purchased shares of the New York Muni Fund from January 1, 1992 through and including April 15, 1994; Fundamental U.S. Government Strategic Income Fund from March 2, 1992 through and including August 11, 1994; and The California Muni Fund from January 1, 1993 through and including July 31, 1994. Cornerstone is required to place into an escrow account for the benefit of the Settlement Class, out of the amounts it would otherwise pay Brofman under certain Consulting and Licensing Agreements, 83-1/3% of any payments to Brofman until such time as FPA's 1998 and 1999 payments obligations to the Settlement Class, each in the amount of $102,115, have been paid. On February 12, 1999, the Fundamental Boards also authorized the release of $176,157 from an escrow account and from amounts withheld for payment to FPA pursuant to an agreement with Brofman and FPA, the provisions of which provide for, among other things, the immediate payment by FPA into an escrow account for the benefit of members of the Settlement Class. The $176,157 released represented the sum of: (i) $106,863, the amount previously escrowed by Vincent
J. Malanga on behalf of FPA, FSC and certain of their directors, officers, shareholders, employees and control persons, following a demand therefor by the Fundamental Funds' Independent Board Members, and (ii) $69,294, the amount of management fees withheld for payment to FPA pursuant to action previously taken by the Fundamental Funds' Independent Board Members.

      On March 12, 1999, the shareholders of the Series voted to approve Cornerstone as the Series' investment adviser, and approved the payment of management fees earned by Cornerstone during its tenure as interim investment adviser. Additionally, the shareholders voted to elect five new members to serve on the Board of Trustees. Separately, the Board of Trustees voted to change the name of the Fund to Cornerstone Fixed Income Funds, and the name of the Series to Cornerstone U.S. Government Strategic Income Fund.

      On March 31, 1999, the Fund's Board of Trustees approved reimbursing Cornerstone for its costs incurred while acting as interim manager from September 29, 1998 to November 30, 1998.

FUNDAMENTAL FIXED-INCOME FUND
FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1998
--------------------------------------------------------------------------------

10. Selected Financial Information

                                                                         Year Ended December 31,
                                                     --------------------------------------------------------------
                                                       1998*          1997         1996         1995         1994
                                                     --------       --------     --------     --------     --------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .............   $   1.41       $   1.43     $   1.49     $   1.37     $   2.01
                                                     --------       --------     --------     --------     --------
Income from investment operations
Net investment income ............................       0.06           0.10         0.13         0.08         0.14
Net realized and unrealized gain/(loss) on
  investments ....................................      (0.12)         (0.02)       (0.06)        0.12        (0.64)
                                                     --------       --------     --------     --------     --------
        Total from investment operations .........      (0.06)          0.08         0.07         0.20        (0.50)
                                                     --------       --------     --------     --------     --------
Less distributions
Dividends from net investment income .............      (0.06)         (0.10)       (0.13)       (0.08)       (0.14)
Dividends from net realized gains ................         --             --           --           --           --
                                                     --------       --------     --------     --------     --------
Net asset value, end of year .....................   $   1.29       $   1.41     $   1.43     $   1.49     $   1.37
                                                     ========       ========     ========     ========     ========
Total return .....................................      (4.61%)         5.51%        5.02%       15.43%      (25.57%)
Ratios/supplemental data:
Net assets, end of year (000 omitted) ............   $  4,804       $ 10,030     $ 13,224     $ 15,194     $ 19,020
  Ratios to average net assets
  Interest expense (a) ...........................       1.45%          2.75%        2.61%        3.00%        2.01%
  Operating expenses .............................       3.60%          5.75%        3.41%        3.05%        2.16%
                                                     --------       --------     --------     --------     --------
        Total expenses+ (a) ......................       5.05%++        8.50%        6.02%        6.05%        4.17%
                                                     ========       ========     ========     ========     ========
  Net investment income+ .........................       4.79%          6.83%        9.01%        5.91%        8.94%
Portfolio turnover rate ..........................      68.44%         12.55%       12.65%      114.36%       60.66%

+ These ratios are after expense reimbursement of 1.37%, 2.02% and 1.00% for each of the years ended December 31, 1997, 1996, and 1995, respectively.
** Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(a) The ratios for each of the years in the three year period ending December 31, 1996 have been reclassified to conform with the 1997 presentations.
++ This ratio would have been 5.11%, net of expenses paid indirectly of 0.06%.
*     See Note 2 for changes in investment adviser in 1998.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
Fundamental Fixed-Income Fund
Fundamental U.S. Government Strategic Income Fund Series

      We have audited the accompanying statement of assets and liabilities including the statement of investments, of the Fundamental U.S. Government Strategic Income Fund Series of Fundamental Fixed-Income Fund as of December 31, 1998 and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets for the two years in the period then ended and selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of the Fundamental U.S. Government Strategic Income Fund Series of Fundamental Fixed-lncome Fund as of December 31, 1998, the results of its operations, changes in its net assets, cash flows, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.


                                                     /s/ McGladrey & Pullen, LLP

New York, New York

February 26, 1999, except for the last two paragraphs of Note 9 as to which the date is March 31, 1999.

                               Investment Advisor

                        Cornerstone Equity Advisors Inc.
                                 67 Wall Street
                               New York, NY 10019

                              Independent Auditors

                             McGladrey & Pullen, LLP
                               New York, NY 10017

                                  Legal Counsel

                     Kramer, Levin, Naftalis, & Frankel LLP
                                919 Third Avenue
                               New York, NY 10022

These reports and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. These reports are not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------

                                  Annual Report
                                December 31, 1998


                               NEW YORK MUNI FUND

                            THE CALIFORNIA MUNI FUND

                                   FUNDAMENTAL
                                FIXED-INCOME FUND

                                    TAX-FREE
                              MONEY MARKET SERIES

                                   HIGH-YIELD
                             MUNICIPAL BOND SERIES

                                   FUNDAMENTAL
                                 U.S. GOVERNMENT
                              STRATEGIC INCOME FUND


                               [LOGO] FUNDAMENTAL
                                      Fundamental Family of Funds

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